   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 31, 2003

                                                       REGISTRATION NOS. 33-2081
                                                                       811-04490

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [_]
PRE-EFFECTIVE AMENDMENT NO.                                            [_]

POST-EFFECTIVE AMENDMENT NO. 34                                        [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [_]
AMENDMENT NO. 34                                                       [X]

                     JOHN HANCOCK VARIABLE SERIES TRUST I
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              JOHN HANCOCK PLACE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                (617) 572-6000
                        (REGISTRANT'S TELEPHONE NUMBER)

                           RONALD J. BOCAGE, ESQUIRE
                 INSURANCE AND SEPARATE ACCOUNTS - LAW SECTOR
                              JOHN HANCOCK PLACE
                                 P.O. BOX 111
                          BOSTON, MASSACHUSETTS 02117
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:

                          THOMAS C. LAUERMAN, ESQUIRE
                                FOLEY & LARDNER
                              3000 K Street N.W.
                            WASHINGTON, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [_] Immediately upon filing pursuant to paragraph (b)

     [_] On May 1, 2002 pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [_] On May 1, 2002 pursuant to paragraph (a)(1)

     [X] 75 days after filing pursuant to paragraph (a)(2)

     [_] On (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

As with all mutual funds, the Securities and Exchange Commission has not judged whether the funds of the John Hancock Variable Series Trust I are good investments or whether the information in this prospectus is adequate and accurate. Anyone who tells you otherwise is committing a federal crime.

JOHN HANCOCK
VARIABLE SERIES TRUST I

PROSPECTUS

March 17, 2003

Financial Industries Fund
                Managed by John Hancock Life Insurance Company
                              John Hancock Place
                               Boston, MA 02117

Contents

--------------------------------------------------------------------------------


John Hancock Variable Series           Overview                                    1
Trust I ("Trust")

A fund-by-fund summary of goals,       Your Investment Choices                     2
strategies and risks.                  Financial Industries Fund                   4

Policies and instructions for opening, Your Account
maintaining and closing an account in  Investments in shares of the funds          6
any fund                               Share price                                 6
                                       Valuation                                   6
                                       Conflicts                                   6

Further information on the funds       Fund Expenses                               7

                                       Dividends and Taxes                         7
                                       Dividends                                   7
                                       Taxes                                       7

                                       Financial Highlights                        7

Further information on the Trust       Trust Business Structure                    8

                                       For more information               back cover

Overview

--------------------------------------------------------------------------------


FUND INFORMATION KEY
A concise fund description begins on page 4. The description provides the following information:

Goal and Strategy The fund's particular investment goals and the principal strategies it intends to use in pursuing those goals.

Subadviser/Manager The firm and individual(s) providing investment management services to the fund.

Past Performance The fund's total return, measured year-by-year and over time.

Main Risks The significant risk factors associated with the fund. The risks are categorized as "Primary" or "Secondary". The Primary Risks are considered major factors in the fund's performance and are described first. The Secondary Risks are not considered major factors in the fund's performance because the fund would not normally commit a large portion of its assets to the investments involved. However, the Secondary Risks are of such a nature that they could significantly affect the fund's performance, even if the investments are held in relatively small amounts.

Fees and Expenses A table describes the fund's fees and expenses and examples show the costs over time.

THE FUNDS
The Trust offers investment choices, or funds, for the variable annuity and variable life insurance contracts ("variable contracts") of:

.. John Hancock Life Insurance Company ("John Hancock"),

.. John Hancock Variable Life Insurance Company ("JHVLICO"), and

.. certain other insurance companies that may or may not be affiliated with John
  Hancock.

In some variable contract forms, the Trust may be referred to by some other term (such as the "Fund" or "Series Fund") and the investment choices may also be referred to by some other term (such as "Portfolios" or "Series").

RISKS OF FUNDS
These funds, like all mutual funds, are not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in these funds. So, be sure to read all risk disclosure carefully before investing.

MANAGEMENT
John Hancock is the investment adviser of each fund of the Trust. John Hancock is a Massachusetts stock life insurance company. On February 1, 2000, John Hancock changed its form of organization and its name. Prior to that date, it was John Hancock Mutual Life Insurance Company, a mutual life insurance company that was chartered in 1862. At the end of 2001, John Hancock and its affiliates managed approximately $124 billion in assets, of which it owned approximately $81 billion.

All of the funds of the Trust have subadvisers. John Hancock recommends subadvisers for the funds to the Trust, and oversees and evaluates the subadvisers' performance. John Hancock also overseas the allocation of a fund's assets between subadvisers for those funds that are "multi-managed" (Growth & Income, Small Cap Value, Real Estate Equity and Managed Funds), and manages the Trust's joint trading account for various funds' liquidity reserves.

Each subadviser has discretion to purchase and sell securities for the fund, or the portion of a fund, that it manages. While employing their own investment approach in managing a fund, each subadviser must also adhere to the fund's investment goals, strategies and restrictions.

Your Investment Choices

--------------------------------------------------------------------------------


The Trust offers a number of investment choices, or funds, to suit a variety of objectives under variable contracts. Only 1 of these funds is described in this prospectus. Each fund has its own strategy and its own risk/reward profile. The funds can be broadly categorized as equity funds, sector funds, balanced funds, bond funds, and international/global funds. This prospectus describes a sector fund.

SECTOR FUNDS

Sector funds invest primarily in a single sector of the stock market and may be affected by economic factors and other factors specific to that sector. Sector funds are appropriate for investors who are willing to accept more volatile investment returns relative to the overall equity market.

ADDITIONAL INFORMATION

In the following pages, any fund investment strategy that is stated as a percentage of a fund's assets applies at all times, not just at the time the fund buys or sells an investment security. However, when markets are unusually volatile or when a fund experiences unusually large cash flows, a fund may be allowed to temporarily deviate from its normal strategy to avoid unnecessary transaction costs. The trustees of the Trust can change the investment goals and strategy of any fund without shareholder (i.e., contractowner) approval.

The fund may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique, will continue to have the same impact on the fund's total investment returns.

In this prospectus, the term "stock" is used as a shorthand reference for equity investments generally and the term "bond" is used as a shorthand reference for debt obligations generally.

                      This page intentionally left blank

Financial Industries Fund


GOAL AND STRATEGY

This is a non-diversified financial industries stock fund that seeks long-term capital appreciation.

The Fund normally invests at least 80% of its assets in equity securities of
(a) companies in the financial services industry including banks, thrifts, credit and finance companies, brokerage and advisory firms, asset management companies, insurance companies, leasing companies, real estate-related firms, financial holding companies and similar entities and (b) to a more limited extent, non-financial industry companies expected to benefit from products or other market advantages in the financial services industries. The Fund invests mostly in stocks of U.S. companies but also invests, to a limited extent, in foreign stocks.


The manager selects financial industry stocks using proprietary fundamental equity research and quantitative screening. The manager uses fundamental equity research to identify companies that:
.. are positioned to benefit from industry-wide trends such as consolidation and regulatory changes; and

.. are comparatively undervalued relative to balance sheet and earnings.

The manager also uses quantitative tools focusing on valuation, earnings/momentum and fundamentals/capital use to evaluate stocks and to manage overall risk.

The Fund's industry weightings are primarily a result of stock selection and therefore may differ significantly from its benchmark. The manager normally invests in 40 to 100 stocks of companies of any size. The Fund normally has 10% or less (usually lower) of its assets in cash and cash equivalents. The Fund may invest in initial public offerings (IPOs).

The Fund may purchase other types of securities that are not primary investment vehicles, for example: foreign securities denominated in U.S dollars or any other currency, certain Exchange Traded Funds (ETFs) and certain derivatives (investments whose value is based on indices or other securities).

In abnormal market conditions, the Fund may take temporary defensive measures--such as holding unusually large amounts of cash and cash equivalents--that are inconsistent with the Fund's primary investment strategy. In taking those measures, the Fund may not achieve its investment goal.

--------------------------------------------------------------------------------

SUBADVISER

John Hancock Advisors, LLC
101 Huntington Avenue
Boston, Massachusetts 02199

Owned by John Hancock
Managing since 1968
Managing Fund since May, 2003
Managed approximately $26 billion in
assets at the end of 2002

FUND MANAGERS
Management by investment team overseen by:

James K. Schmidt, CFA
---------------------
Executive Vice President of
Joined subadviser in 1985

Thomas C. Goggins
---------------------
Senior Vice President of subadviser
Joined subadviser in 1995

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. Year-by-year and average annual figures for the period prior to April 30, 2003 reflect the actual performance of the V.A. Financial Industries Fund, the fund's predecessor, which was a series of the John Hancock Declaration Trust. All figures assume dividend reinvestment. Past performance does not indicate future results. The performance figures below do not reflect deduction of fees and charges payable under the variable contracts. Such fees and charges would cause the investment returns under the contracts to be less than that shown below.

Year-by-Year Total Returns -- Calendar Year



                                    [CHART]

1998     1999    2000       2001
-----    -----   -----    --------
8.55%    1.23%   27.16%   (17.51%)

Best quarter: up 19.95%, third quarter 2000   Worst quarter: down 16.76%, third
quarter 1998

Average annual total returns -- for periods ending 12/31/2001*

              Fund   Index 1 Index 2
1 year       -17.51% -11.89% -10.53%
Life of Fund    9.9%   9.71%  11.06%

Index 1: Standard & Poor's 500 Index, an unmanaged index of 500 stocks Index 2: Standard & Poor's Financial Index, an unmanaged index of financial sector stocks in the Standard & Poor's 500 Index

*Predecessor fund began operations on April 30, 1997

MAIN RISKS

Primary

Market Risk: The value of the securities in the Fund may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds.

Non-Diversified Fund Risk: The Fund's larger position in individual issuers could produce more volatile performance relative to more diversified funds. The less diversified a fund's holdings are, the more likely it is that a specific security's poor performance will hurt the fund significantly.

Manager Risk: The managers and their respective strategies may fail to produce the intended results. The Fund could underperform its peers or lose money if the managers' investment strategies do not perform as expected.

Sector Fund Risk: The Fund's investments are concentrated in a single sector of the stock market and the Fund's performance could be significantly affected by developments in that particular sector. Because of this concentration, the Fund's performance could be worse than the overall market by a wide margin or for extended periods. Also, the Fund's performance could be more volatile relative to funds that invest broadly across different sectors of the stock market.

Financial Industries and Related Securities Risk: Financial industries and related equity securities may be affected by changes in the regulatory and competitive environment, by inter-industry consolidation, and by changes in interest rates and economic conditions. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. For example, when interest rates fall or economic conditions deteriorate, the stocks of banks and financials industries companies could suffer losses. Rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates. Losses resulting from financial difficulties of borrowers, and downgrades of their creditworthiness, can also negatively affect lending institutions.

Small/Mid Cap Stock Risk: The Fund's investment in smaller or mid-sized companies may be subject to more erratic price movements than investments in large established companies.

Concentration Risk: The Fund's investment in securities of a smaller number of issuers could produce more volatile performance relative to funds that invest in a larger number of issuers. The more concentrated a fund's holdings are, the more likely it is a specific security's poor performance will hurt the fund significantly.

Turnover Risk: In general, the greater the volume of buying and selling by a fund (i.e., the higher its "turnover rate"), the greater the impact that brokerage commissions and other transaction costs will have on the fund's performance. Any turnover rate in excess of 100% is considered relatively high. In future years, the Fund's turnover rate may be higher than 100%.

Secondary

Derivatives Risk: Certain derivative instruments (such as options, futures and swaps) can produce disproportionate gains or losses. They are generally considered more risky than direct investments. Also, in a down market, derivatives could become harder to value or sell at a fair price.

Foreign Risk: The Fund's foreign securities will pose special risks, due to limited government regulation, lack of public information, and economic, political and social instability. Factors such as lack of liquidity, foreign ownership limits and restrictions on removing currency also pose special risks. However, to the extent the Fund invests in emerging market countries, it will have a significantly higher degree of foreign risk than if it invested exclusively in developed or newly industrialized countries.

Initial Public Offering Risk: The Fund has the ability to invest in initial public offerings (IPOs) and a significant portion of the Fund's return may at times be attributable to its investment in IPOs. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. Also, the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity markets.
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses you may pay if you buy and hold shares of the Fund and do not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the variable contract prospectus to which this prospectus is attached.

Shareholder Fees (fees paid directly from your investment)                  None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

              Distribution          Total Annual
   Investment     and                   Fund                       Net Fund
   Management   Service     Other    Operating        Expense      Operating
      Fee     (12b-1) Fee  Expenses   Expenses   Reimbursements(2) Expenses
      ---     -----------  --------   --------   ----------------- --------
     0.80%        N/A       0.10%      0.90%           0.0%          0.90%

(1) Percentages shown for the Fund are estimates because the Fund was not in operation in 2002.
(2) Under its current investment management agreement with the Trust, John Hancock reimburses the Fund when the Fund's "other fund expenses" exceed 0.10% of the Fund's average daily net assets.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 directly in the shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund's operating expenses remain the same. Although actual Fund costs may be higher or lower, the Examples show what the Fund costs would be based on these assumptions.

                                 Year 1 Year 3
                                  $90    $290

Your Account

Investments in shares of the funds

The fund sells its shares directly to separate accounts of John Hancock, JHVLICO and other insurance companies to fund variable contracts. The fund also buys back its shares on redemption by the separate accounts.

Under the variable contracts, a separate account buys or redeems the fund's shares based on:

.. instructions by you and other contractowners to invest or receive back monies under a contract (such as making a premium payment or surrendering a contract), and

.. the operation of a contract (such as deduction of fees and charges).

The Trust, as law permits, may:

.. refuse a buy order if the adviser believes it would disrupt management

.. suspend the fund's offer of shares, or

.. suspend the fund's redemption obligation or postpone the fund's payment of redemption proceeds for more than seven days.

Share price

The fund sells and buys back its shares at the net asset value per share ("NAV") next computed after receipt by a separate account of a contractowner's instructions.

The fund calculates its NAV:

.. by dividing its net assets by the number of its outstanding shares,

.. once daily as of the close of regular trading on the New York Stock Exchange
  (generally at 4 p.m. New York time) on each day the Exchange is open.

The fund may hold securities primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not calculate NAV. Consequently, NAV may change on days when contractowners will not be able to instruct a separate account to buy or redeem fund shares.

Valuation

The fund values securities based on:

.. market quotations,

.. amortized cost,

.. valuations of independent pricing services, or

.. fair value determined in accordance with procedures approved by the Trust's trustees.

The fund may value securities at fair value where, for example:

.. market quotations are not readily available, or

.. the value of securities has been materially affected after the closing of a foreign market.

Conflicts

The Trust's trustees monitor for possible material irreconcilable conflicts among separate accounts buying shares of the funds. The Trust's net asset value could decrease, if the Trust had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

Fund Expenses

The Financial Industries Fund was not in operation in 2002. The Financial Industries Fund pays fees to the adviser equal to 0.80% of all net assets of that fund.

The adviser pays subadvisory fees out of its own assets. The fund does not pay a fee to its subadviser. The adviser has agreed to limit the fund's annual expenses (excluding advisory fees and certain other expenses such as brokerage and taxes) to not more than 0.10 percent of the fund's average daily net assets. Dividends and Taxes

Dividends

The fund automatically reinvests its dividends and distributions in additional shares of the fund at NAV.

The fund declares and pays dividends monthly.

The fund generally declares capital gains distributions annually.

Taxes

The fund must meet investment diversification and other requirements under the Internal Revenue Code, in order to:

.. avoid federal income tax and excise tax, and

.. assure the tax-deferred treatment of variable contracts under the Code.

You should read the prospectus for your variable contract for the federal income tax consequences for contractowners, including the consequences of a fund's failure to meet Code requirements.
Financial Highlights

This table details the historical performance of the Fund's predecessor, the V.A. Financial Industries Fund, including total return information showing how much an investment in the predecessor fund has increased or decreased each year. The "total investment return" shown for the predecessor fund does not reflect the expenses and charges of the applicable separate accounts and variable contracts. Those expenses and charges vary considerably from contract to contract and are described in the applicable variable contract prospectus. On April 30, 2003, the Fund will acquire all of the assets of the V.A. Financial Industries Fund pursuant to an agreement and plan of reorganization in exchange for shares of the Fund. The information shown below has been audited by Ernst & Young LLP, independent auditors. Their report and the predecessor fund's annual statements are included in the predecessor fund's Annual Report, which is available upon request.

Period ended:                                                  12-31-97/(1)/    12-31-98     12-31-99 12-31-00 12-31-01
Per share operating performance
Net asset vale beginning of period                                $10.00         $13.44       $14.45   $14.46   $18.34
Net Investment income/(2)/                                          0.11           0.18         0.11     0.06    (0.11)
Net realized and unrealized gain (loss) on investment               3.39           0.97         0.06     3.87    (3.11)
Total from investment operations                                    3.50           1.15         0.17     3.93    (3.22)
Less distributions
   From net investment income                                      (0.05)         (0.14)       (0.10)   (0.05)   (0.09)
From net realized gain                                             (0.01)           -- /(3)/   (0.05)      --    (0.47)
   Tax return of capital                                              --             --        (0.01)      --       --
Total distributions                                                (0.06)         (0.14)       (0.16)   (0.05)   (0.56)
Net asset value end of period                                     $13.44         $14.45       $14.46   $18.34   $14.56
Total investment return/(4)/(%)                                    35.05/(5,6)/    8.55         1.23    27.16   (17.51)
Ratios and supplement data
Net assets end of period (in millions)                               $18            $55          $49      $71      $89
Ratio of expenses to average net assets(%)                          1.05/(7)/      0.92         0.90     0.90     0.89
Ratio of adjusted expenses to average net assets/(8)/(%)            1.39/(7)/        --           --       --       --
Ratio of net investment income (loss) to average net assets(%)      1.32/(7)/      1.25         0.77     0.36     0.71
Portfolio turnover rate(%)                                            11             38           72       41       97/(9)/

                           (1) Began operations on
                               4-30-97.
                           (2) Based on the average
                               of the shares
                               outstanding at the
                               end of each month.
                           (3) Less than $0.01 per
                               share.
                           (4) Assumes dividend
                               reinvestment.
                           (5) Not annualized
                           (6) Total return would
                               have been lower had
                               certain expenses not
                               been reduced during
                               the period shown.
                           (7) Annualized.
                           (8) Does not take into
                               consideration expense
                               reductions during the
                               period shown.
                           (9) Excludes merger
                               activity.

--------------------------------------------------------------------------------

Trust Business Structure

The diagram below shows the basic business structure of the Trust. The Trust's trustees oversee the Trust's investment and business activities and hire various service providers to carry out the Trust's operations.

                                  [FLOW CHART]

                      This page intentionally left blank

For more information



This prospectus should be used only with a variable contract prospectus.

John Hancock Variable
Series Trust I
John Hancock Place
Boston, Massachusetts 02117
The following document is available that offer further information on John Hancock Variable Series Trust I and the fund:

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (i.e., is legally a part of) this prospectus.
To request a free copy of the current SAI, or to make shareholder inquiries, please contact:

By mail:

John Hancock Variable Series Trust I
John Hancock Place
Boston, MA 02117

By phone:  1-800-732-5543

Or you may view or obtain these documents from the SEC:

In person:  at the SEC's Public Reference Room in Washington, DC

By phone:  1-202-942-8090

By mail: Office of Public Reference Securities and Exchange Commission 450 5th Street, N.W., Room 1300
Washington, DC 20549-0102
(duplicating fee required)

By e-mail:  publicinfo@SEC.gov

On the Internet:  www.sec.gov

SEC File Number:  811-4490


VSTPRO-FININD

                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 17, 2003

     This Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Statement of Additional Information be read in conjunction with the Prospectus of the Financial Institutions Fund of the John Hancock Variable Series Trust I (the "Trust"), dated March 17, 2003. A copy of the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

     This Statement of Additional Information relates to the Financial Institutions Fund of the Trust.

                                TABLE OF CONTENTS

                                                                   Page in this
                                                                   Statement of
                                                                    Additional
                                                                    Information
                                                                    -----------
A.  What Is the Trust?                                                    4

B.  The Trust's Business History                                          4

C.  The Fund's Investment Activities and Their Risks                      5
          1.  Investing in Money Market Instruments                       5
          2.  Investing in Other Fixed Income Obligations                 5
          3.  Investing in Equity Securities                              7
          4.  Investing in Real Estate Securities                         9
          5.  Investing in Foreign Securities                             9
          6.  Techniques and Instruments for
                  Managing Currency Exposure                             11
          7.  Reallocating a Fund's Assets Among Asset Classes           13
          8.  Adopting a Temporary Defensive Strategy                    13
          9.  Investing With an Index-Based Objective                    13
         10.  Investing on a Non-Diversified Basis                       14
         11.  Using Options                                              15
         12.  Using Options on Securities
                  (and related asset segregation requirements)           17
         13.  Using Financial Futures Contracts, Options on
                  Such Contracts and Options on Stock Indexes            17
         14.  "Swaps, "Caps," "Floors" and "Collars"                     22
         15.  Investing In Other Investment Companies                    24
         16.  "When Issued" Securities and Forward Commitments           25
         17.  Short-Term Trading                                         25
         18.  Entering Into Repurchase Agreements                        25
         19.  Participating in Joint Trading Accounts                    26
         20.  Lending of Fund Securities                                 26
         21.  Reverse Repurchase Agreements and
                  Mortgages "Dollar Rolls"                               26
         22.  Investing in Rule 144A and Illiquid Securities             27
         23.  Investing in Preferred Stock, Convertible
                  Securities and Warrants                                27
         24.  Investing in Initial Public Offerings ("IPOs")             27

D.  The Fund's Fundamental Investment Restrictions                       28

E.  Board of Trustees and Officers of the Trust                          29

F.  Investment Advisory Arrangements                                     33
          1.  The Trust's Investment Advisory Arrangements With
                  John Hancock                                           33
          2.  The Trust's Arrangements With the Subadviser               33

                                                                   Page in this
                                                                   Statement of
                                                                    Additional
                                                                    Information
                                                                    -----------
G.  Arrangements With Other Service Providers To The Trust               34
         1.  Underwriting and Indemnity Agreement                        34
         2.  Custody of the Trust's Assets                               34
         3.  Subadministration Agreement With State Street Bank          35
         4.  Independent Auditors                                        36

H.  Portfolio Transactions and Brokerage Allocation                      36

I.  Codes of Ethics                                                      39

J.  Features of the Trust's Shares                                       40

K.  Shareholder Meetings and Voting Rights                               41

L.  Sales and Redemptions of Fund Shares                                 41

M.  Computing the Funds' Net Asset Value                                 42

N.  Taxes                                                                43

O.  Information About Fund Performance                                   44

P.  Legal Matters                                                        44

Q.  Reports to Contractholders                                           44

Appendix A - Corporate Bond Ratings                                      45

A.  WHAT IS THE TRUST?

         John Hancock Variable Series Trust I (the "Trust"), and each of the Funds of the Trust, is an open-end management investment company.

         Shares of the Trust are currently sold to John Hancock Variable Life Accounts U, V, and S to support variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"); John Hancock Variable Annuity Accounts U and V to support variable annuity contracts issued by John Hancock Life Insurance Company ("John Hancock"); John Hancock Variable Annuity Accounts I and JF to support variable annuity contracts issued by JHVLICO; and John Hancock Variable Life Account UV to support variable life insurance policies issued by John Hancock. It is anticipated that, in the future, Trust shares may be sold to other separate investment accounts of JHVLICO and John Hancock and to separate investment accounts of other insurance companies (which may or may not be affiliated with John Hancock). Each of these separate investment accounts is hereinafter referred to as a "Separate Account."

         Because the Separate Accounts currently own all of the Trust's shares, those Separate Accounts (or John Hancock and JHVLICO) may be deemed to control the Trust. John Hancock and JHVLICO, in turn, are both directly or indirectly controlled by John Hancock Financial Services, Inc., a publicly-traded holding company. The Trust issues a separate series of shares of beneficial interest for the Fund. Each share issued with respect to the Fund has a pro rata interest in the net assets of the Fund. The assets of the Fund are charged with the liabilities of the Fund and a proportionate share of the general liabilities of the Trust.

B.  THE TRUST'S BUSINESS HISTORY

         The Trust is, in part, a successor to three Separate Accounts of JHVLICO, as well as the six Separate Accounts of John Hancock described below. On March 28, 1986, all of the investment assets and related liabilities of the Variable Life Stock, Bond, and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of those Funds.

         On February 20, 1987, all of the investment assets and related liabilities of six Variable Annuity Stock, Bond and Money Market Accounts were transferred to what are now the Growth & Income, Active Bond and Money Market Funds of the Trust, respectively, in exchange for shares of these Funds. The Trust itself was incorporated on September 23, 1985, under the laws of the State of Maryland and was reorganized as a Massachusetts business trust effective April 29, 1988.

C.  THE FUND'S INVESTMENT ACTIVITIES AND THEIR RISKS

         The Fund's different investment activities will affect both its investment returns and the degree of risk to which it is subject. Sections 1.-24. below describe many (but not all) of these investment activities and risks. In the following discussion, references to "Sector" Funds refers to the Fund.

1.       Investing in Money Market Instruments

         The Fund may invest in "money market" instruments to some extent. These are high quality, short-term fixed income obligations. Because of their nature, money market instruments generally do not carry significant risks of loss, but do have some credit and interest rate risk. The principal risk, however, is that a Fund's return on money market instruments will be less than it would have earned on a riskier investment.

2.       Investing in Other Fixed Income Obligations

         a. Overview: The Fund may have a modest exposure in non-money market fixed income (i.e., "debt") securities from time to time.

         Various types of risk associated with these securities are discussed in the balance of this Section 2.

         b. Interest rate risk: In general, debt securities with longer maturities than money market instruments have exposure to interest rate risk. Changes in generally prevailing market interest rates alter a debt security's market value and introduce volatility into the rate of return of a Fund that invests in such securities. When prevailing interest rates go up, the market value of debt securities tends to go down and vice versa. This sensitivity of the market value of a debt security to changes in interest rates is generally related to the "duration" of the instrument. The market value of a shorter-term fixed income security is generally less sensitive to interest rate moves than that of a longer-term security. For example, the interest rate risk of the Short-Term Bond Fund, although moderate, is below that of traditional intermediate or long-term bond portfolios.

         c. Credit risk: The value of a fixed income security may also change as a result of market perceptions regarding its credit risk: i.e., the ability of the borrower to repay its debts. The market value of a fixed income security can fall when the market perceives the borrower to be less credit worthy. Conversely, the market value of a fixed income security can increase due to its borrower being perceived as financially stronger. All Funds that invest in debt securities, including money market securities, may have some exposure to credit risk.

         Even some U.S. Government obligations have a degree of credit risk. "U.S. Government obligations" are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government and established under the authority granted by Congress. Some obligations of U.S. Government agencies, authorities, and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuing agency, authority, or other instrumentality. These latter types of obligations, therefore, do have a degree of credit risk. All fixed income funds invest in U.S. Government obligations. All of the other Funds may also invest in U.S. Government obligations to some extent.

         Securities having one of the four highest rating categories for debt securities as defined by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or Standard and Poor's Corporation (AAA, AA, A, or BBB) or, if unrated, determined to be of comparable quality by the subadviser, are referred to as "investment grade." The meanings of such ratings are set forth in Appendix A to this Statement of Additional Information. Lower-rated bonds have more credit risk than higher rated bonds.

         d. Risk of lower-quality instruments: High-yield bonds (or "junk" bonds) are debt securities rated below "investment grade" as defined above. The value of these lower rated securities generally is more subject to credit risk than is the case for higher rated securities, and their values tend to respond more to changes in interest rates or changes in market perceptions regarding their credit risk.

         Investments in companies issuing high yield securities are considered to be more speculative than higher quality instruments. As such, these securities typically pay a higher interest rate than investment grade securities.

         Issuers of high yield securities are typically in weak financial health, and their ability to pay back principal and interest on the bonds they issue is uncertain. Some of these issuers may be in default or bankruptcy. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

         High yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. These debt securities may also have less liquid markets than higher rated securities.

         Judgment plays a greater role in valuing high yield securities than in the case of other securities for which more extensive quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and the ability of the Fund to dispose of its lower-rated bonds.

         Past experience may not provide an accurate indication of future performance of high yield securities, especially during periods of economic recession. The market prices of high yield securities may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. During an economic downturn, the ability of issuers of lower-rated debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired. In fact, in 2001, the percentage of high yield securities that defaulted reached the highest level in ten years. In some cases, a Fund may find it necessary, at its own expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders, if it determines this to be in the interest of Fund investors.

         Although not customarily referred to as "high yield" securities or "junk bonds," debt securities that fall in the lowest rating within the investment grade category are considered medium grade securities that have some speculative characteristics. Accordingly, to a lesser degree, they may present the same risks discussed above with respect to high yield securities.

         The considerations discussed above for lower-rated debt securities also are applicable to lower quality unrated debt instruments of all types, including loans and other direct indebtedness of businesses with poor credit standing. Unrated debt instruments are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

         e. Prepayment/Call risk: Prepayment risk is the risk that the obligor on a debt security may repay or "call" the debt before it is due. Most mortgage backed securities, asset backed securities, other public bond debt securities and 144A securities that a Fund might own are exposed to this risk. U.S. Government securities typically have minimal exposure to this risk. Prepayment/call is most likely to occur when interest rates have declined and a borrower can refinance the debt at a lower interest rate level. Generally, a Fund reinvests the proceeds resulting from prepayments in a lower yielding instrument. This results in a decrease in the Fund's current yield. The values of securities that are subject to prepayment/call risk also tend to increase less in response to declining interest rates and decrease more in response to increasing interest rates than would the value of otherwise similar securities that do not have prepayment or "call" features.

         f. Risks of "zero coupon" instruments: The Fund may, to a modest degree, have exposure to debt instruments that provide for payment of interest at the maturity date of the instrument (or payment of interest in the form of additional securities), rather than payment of interest in cash periodically over the life of the instrument. The values of such instruments tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic interest payments.

3.       Investing in Equity Securities

         a. Overview: The Fund may invest in equity securities and is expected to make such securities its primary investment.

         General risks of investing in equity securities are discussed in the balance of this Section 3.

         b. Equity risk: Investments in common stock or other equity securities historically have offered a higher rate of return than money market instruments or longer term debt securities. However, the risk associated with equity securities also tend to be higher, because the investment performance of equity securities depends upon factors which are difficult to predict. The fundamental risk associated with any equity portfolio is the risk that the value of the investments it holds might decrease in value. Equity security values may fluctuate in response to the activities of an individual company or in response to general market, interest rate, and/or economic conditions.

         c. Market capitalization risk: One indication of the relative risk of a common stock investment is the size of the company, which is typically defined by reference to its "market capitalization." Market capitalization is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding.

         Investing in larger capitalization companies generally involves a lesser degree of risk than investing in smaller capitalization companies. Conversely, investing in the equity securities of smaller companies generally involves greater risks and potential rewards than investing in larger, more established companies. Small capitalization companies, in particular, often have limited product lines, markets or financial resources, and they may depend upon a small group of relatively inexperienced managers. Investments in such companies can be both more volatile and more speculative. These securities may have limited marketability and are subject to more abrupt or erratic market movements than securities of larger companies or the market in general.

         The Fund has broad latitude to invest in companies of any size, depending on the market capitalization of the respective sectors covered by those Fund, but is generally expected to represent companies that qualify as small cap and mid cap issuers. The Fund also may invest in the equity securities of companies that qualify as large cap issuers.

         Three capitalization levels are currently used by the Trust for non-U.S. equities: large, medium ("mid"), and small.

    .    Large cap:  Companies having a capitalization greater than $5 billion
    .    Mid cap:  Companies having a capitalization between $1 billion and
         $5 billion
    .    Small cap:  Companies having a capitalization less than $1 billion

4.       Investing in Real Estate Securities

         The Fund may have some exposure to real estate risks through investments in companies engaged in real estate related businesses or investments in debt instruments secured by real estate or interests in real estate.

         b. Risks of real estate securities: Generally speaking, real estate securities may be affected by risks similar to those resulting from the direct ownership of real estate, as well as by market risks due to changes in interest rates and by the overall volatility of the equity markets. The market value of shares in equity real estate investment trusts and commercial property companies, in particular, is heavily dependent upon the value of their underlying properties. Overbuilding, declines in local or regional economic conditions, financial difficulties on the part of major tenants and increases in real estate taxes and operating expenses all could decrease the value of the real estate investments.

5.       Investing in Foreign Securities

         a. Overview: Investments in foreign securities may be made in a foreign-denominated security, or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other U.S. dollar denominated securities representing underlying shares of foreign securities. ADRs, EDRs, GDRs and other securities representing underlying shares of foreign securities may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts, typically issued by an American bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. GDRs are receipts issued in two or more markets by banks or depositaries which evidence a similar ownership arrangement. Generally, ADRs are designed for use in U.S. securities markets, EDRs for use in European securities markets, and GDRs for use in multiple securities markets.

         Investments in debt securities issued by foreign issuers may be made in foreign-denominated debt instruments or in the form of U.S. dollar denominated debt securities issued by foreign issuers and publicly traded in the United States ("Yankees") or in Europe ("Eurobonds").

         To a limited extent, the Fund may invest in foreign securities, including foreign-denominated securities.

         Funds investing in equity securities may also invest in ADRs and other U.S. dollar denominated foreign securities. Funds investing in debt securities may also invest in foreign debt securities denominated in U.S. dollars (i.e., Yankees and Eurobonds).

         The Fund may invest to a lesser extent in developing countries commonly known as "emerging markets." Emerging markets securities may be denominated in U.S. dollars or any other currency.

         Risks of investing in foreign securities are discussed in the paragraphs that follow:

         b. Currency risks: When a Fund buys foreign-issued securities, it usually must pay for those securities in the local currency. Therefore, the Fund must convert funds into the local currency to the extent necessary for this purpose. Similarly, when a Fund sells a foreign security, it may receive payment in the local currency. Therefore, if the Fund does not wish to continue to hold that currency, it must enter into a transaction disposing of it.

         In these ways, therefore, a Fund may temporarily hold foreign currency in order to facilitate the purchase and sale of foreign securities. This exposes the fund to the risk that the foreign currency's value could, while the Fund was temporarily holding that currency, decline relative to the U.S. dollar. This could result in a loss to the Fund, because the Fund's assets and shares are valued in U.S. dollars. On the other hand, the Fund could experience gains if the foreign currency's value, relative to the U.S. dollar, increases during the period when the Fund holds that currency.

         More fundamentally, however, because the Fund values its assets and shares in U.S. dollars, the Fund's gains and/or losses on investments that are denominated or traded in foreign currencies will depend in part on changes in the value of that currency relative to the U.S. dollar. This exposes the Fund to the risk of loss if that foreign currency loses value, as well as the possibility of gains if that currency gains value, relative to the U.S. dollar.

         The Funds may (but are not required to) employ certain strategies to limit their risks or otherwise manage their exposure to foreign currencies. Such currency management techniques, as well as the risks that those techniques themselves present, are discussed in Section 6. below.

         Also, a risk exists that a foreign country may have or implement restrictions on transactions in its currency that prevent a Fund from effectively managing or reducing its exposure to that currency, even after the Fund has disposed of any securities denominated or traded in that currency.

         c. Political and economic risk: Foreign securities often are subject to heightened political and economic risks, particularly in emerging markets or other underdeveloped or developing countries, which may have relatively unstable governments and economies based on only a few industries. Foreign governments may take over the assets or operations of a company, may impose additional taxes, or may place limits on the removal of the Fund's assets from that country. However, investments in foreign securities also offer the opportunity to diversify holdings and to invest in economies whose growth may outpace that of the United States.

         d. Regulatory risk: Generally, there is less government supervision of foreign markets. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers. These risks may be greater in emerging markets or other underdeveloped or developing countries.

         e. Market risk: Foreign securities markets, particularly those of emerging markets or other underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities a Fund purchases before delivery of these securities to the Fund, and delays may be encountered in settling securities transactions. In some foreign markets, there may be limited protection against failures by other parties to complete their transactions with a Fund. There may be limited legal recourse against an issuer in the event of a default on a debt instrument held by a Fund.

     f. Transaction costs: Transaction costs of buying and selling foreign securities, including brokerage, tax, and custody costs, are generally higher than those involved in domestic transactions. This is particularly likely for investments in emerging markets, or other underdeveloped or developing countries.

6.   Techniques and Instruments for Managing Currency Exposure

     a. General considerations and risks: The Fund is not obligated to try to hedge against any change in the value of any currency. Even if the Fund wished to do so, there is no assurance that market conditions would be such as to make such hedging possible. In general, however, the more foreign securities a given Fund invests in, the greater its currency management activities are likely to be. The foreign currency management techniques and instruments discussed below do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund may use certain types of these instruments in currency management strategies that expose that Fund to currencies other than the U.S. dollar. Although this would not be done for the purpose of "leveraging" the Fund's overall exposure to fluctuations in currency values, such strategies could expose the Fund to greater risks of loss and greater volatility than it otherwise would experience. Moreover, even where a Fund establishes positions designed to manage its foreign currency exposure, there is no assurance that this will be beneficial to the Fund. Such positions may cause a Fund to forego gains that it otherwise could have achieved or incur costs and losses that it would not otherwise have incurred. (In general the cost to the Fund of engaging in foreign currency management transactions varies with such factors as the currency involved, the type and duration of the instrument being used for this purpose, and the market conditions then prevailing.) It is entirely possible, therefore, that any effort to manage a Fund's currency exposure could have a negative effect on the Fund's investment performance.

     The Fund may or may not attempt to hedge some or all of their foreign portfolio positions. Rather, they will enter into such transactions only to the extent, if any, deemed appropriate by their subadvisers. Furthermore, no Fund will use forward foreign currency exchange contracts for the purpose of leveraging the Fund's currency exposure.

     b. Techniques for managing currency exposure: The Fund may employ one or more of the following techniques for managing currency exposure:

           (i) Transaction hedging: When the Fund anticipates having to purchase or sell a foreign currency to facilitate a foreign securities transaction, it may wish to "lock in" the current exchange rate for that currency (vis-a-vis the U.S. dollar) and thus avoid (in whole or in part) exposure to further changes in that rate that could occur prior to when the purchase or sale proceeds are actually paid. This is called "transaction hedging."

          The Fund can do transaction hedging by purchasing or selling foreign currencies in the "spot" (i.e., cash) market. Alternatively, the Fund may use one or more of the instruments described in Section 6.c. below for transaction hedging.

          (ii) Portfolio hedging: The Fund may also use one or more of the instruments described below to reduce its exposure to changes (relative to the U.S. dollar) in the value of a foreign currency during a period of time when the Fund owns securities that are denominated, exposed to or traded in that currency. This is called "portfolio hedging." The Fund generally will not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of establishing the hedge) of securities held by the Fund which are denominated in, exposed to or traded primarily in that particular foreign currency but may do so for purposes if transactions involving "proxy" currency or "cross hedging."

          (iii) "Proxy" currency: For purposes of transaction hedging or portfolio hedging, the Funds may use instruments on a "proxy" currency, instead of the currency being hedged. A proxy currency is one that the subadviser believes will bear a close relationship to the currency being hedged and believes will approximately equal the performance of such currency relative to the U.S. dollar. Nevertheless, changes in the value of the currency being hedged may not correspond to changes in the value of the proxy currency as expected, which could result in the currency hedge being more favorable or less favorable to the Fund than the subadviser had expected.

          (iv) Cross hedging: The Fund may use additional techniques when their subadvisers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency. In that case, a Fund may use an instrument that, in effect, simultaneously establishes for the Fund (1) a "short" position in an amount of foreign currency approximating the value of some or all of that Fund's securities denominated in, traded in, or exposed to such foreign currency and (2) a corresponding "long" position in U.S. dollars or another currency. The "long" position might be a currency other than U.S. dollars, for example, if such other currency is believed to be undervalued or necessary to bring the Fund's overall exposure to various currencies into a more desirable balance. This is called "cross hedging."

          (v) Other: To otherwise adjust the currency exposure of their portfolios, the Fund may also enter into contracts that, in effect, simultaneously establish for the Fund (1) a "short" position in an amount of U.S. dollars, or other appropriate currency, and (2) a corresponding "long" position in an amount of foreign currency equal to the value of some of the Fund's securities.

     c. Instruments for managing currency exposure: In furtherance of the above-described techniques for managing currency exposure, the Funds may use one or more of the following instruments:

          (i) Forward exchange contracts (and related asset segregation requirements): In a forward exchange contract, a Fund purchases or sells a specific amount of foreign currency, at a price and time (which may be any fixed number of days in the future) set in the contract. A Fund's obligation to deliver an amount of a currency under a forward contract must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire that amount of such investments or such amount of currency at a price no greater than the amount the Fund will receive on settlement of the forward contract; or, alternatively, the Fund's sub-adviser must (c) cause the Fund's custodian to segregate cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit for that forward contract, at all times at least equals the amount of the Fund's obligation under that contract; provided that, as to any forward contract on any currency that settles on a "net" basis, a Fund may, for purposes of clause (c), consider its "obligation" to be the net amount it owes under that contract that is not covered as provided in clauses (a) and (b) of this sentence.

          (ii) Options on currencies (and related asset segregation requirements): The Fund may purchase and write put and call options on foreign currencies. This could include options traded on U.S. and foreign exchanges, as well as those traded in "over-the-counter" markets. The characteristics and risks of these currency option transactions are similar to those discussed in Sections 11. and 12. below with respect to put and call options on securities.

          The Fund's obligation to deliver an amount of currency upon exercise of a call option written by the Fund must at all times be "covered" by the Fund's (a) owning at least that amount of investments denominated or primarily traded in such currency that are not segregated to support any other Fund obligation or (b) having a contractual right to acquire such investments or such amount of currency at a price no greater than the amount the Fund will receive upon exercise of the option; or, alternatively, the Fund's sub-adviser must cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to that option, at all times at least equals the value of the currency that the Fund is obligated to deliver under the option and that is not covered as provided in clause
     (a) or (b) of this sentence.

          In connection with any currency put option written by the Fund, the Fund's sub-adviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other obligation of the Fund and that, together with any margin the Fund has on deposit with respect to such option, at all times at least equals the amount the Fund is obligated to pay upon exercise of the option.

          (iii) Currency futures contracts (and options thereon): The Fund may use currency futures contracts and options thereon to manage currency exposure. The characteristics and risks of such futures and options transactions are similar to those discussed in Sections 11, 12, and 13. below for other transactions in futures contracts and options thereon. All transactions in currency futures and options thereon also would be subject to the applicable limitations in Section 13.c.(ix) below.

          (iv) Other derivative instruments: The Fund may use certain "swaps," "caps," "floors," and "collars" to manage currency exposure. The characteristics and risks of such "derivative" transactions, as discussed in Section 14 below, are generally also applicable when such instruments are used for currency management purposes.

7.     Reallocating a Fund's Assets Among Asset Classes

       The continual reallocation of assets among the major asset classes (e.g., stocks, bonds, and cash) involves the risk that the subadviser may reduce the Fund's holdings in an asset class whose value increases unexpectedly, or may increase the Fund's holdings in an asset class just prior to that asset class experiencing a loss of value.

       The Fund generally allows the subadviser some latitude to allocate across asset classes. Nevertheless, this latitude is expected to be exercised to a lesser degree than in the balanced funds.

8.     Adopting a Temporary Defensive Strategy

       The Fund may (but is not required to) adopt a defensive investment posture if the subadviser believes the investment environment for the Fund is negative. Such a defensive posture would involve reallocating some or all of a Fund's assets in a manner different from that contemplated by its primary investment objective and strategies and normal level of assets, cash and cash equivalents. For most "actively managed" funds, (i.e., Funds that do not invest with an index-based objective), this level is 10% or less, except in abnormal market conditions, when the level can be higher.

       The Funds are limited only by fundamental investment restrictions as to the types of investments they could use temporarily for defensive purposes. Thus, for example, a small cap equity fund might temporarily invest in stocks of larger cap companies or in high quality, short term debt securities. A bond fund might shorten maturities or tighten its investment quality parameters. An international fund might, for example, limit the countries it would invest in or temporarily invest only in high quality, short-term debt securities in the United States.

       There can be no assurance that the transaction costs and lost investment opportunities will not outweigh any benefits to a Fund that attempts to adopt a defensive strategy.

9.     Investing With an Index-Based Objective

       The S&P 500 Index: The S&P 500 is an index that is constructed by the Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on U.S. stock exchanges are included in the index. Additional stocks that are not among the 500 largest stocks, by market value, may be included in the S&P 500 for diversification purposes. The index is capitalization weighted -- that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment.

     The Trust and the insurance products supported by the Trust are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of the insurance products supported by the Trust or to any member of the public regarding the advisability of investing in the Trust or such insurance products. Standard & Poor's only relationship to the Trust is the licensing of Standard & Poor's "marks" and the S&P 500 Index, which is determined, composed and calculated by Standard & Poor's without regard to the Fund or the Trust. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Trust. In determining, composing, or calculating the S&P 500 Index, S&P has no obligation to take into consideration the needs of the Trust or those of the owners of the insurance products supported by the Trust. S&P is not responsible for and has not participated in the determination of the prices and amount of the insurance products supported by the Trust or the timing of the issuance or sale of such products or in the determination or calculation of the equations by which such products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of such products.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE PRODUCTS SUPPORTED BY THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  Investing on a Non-Diversified Basis

     The Fund is a "non-diversified Fund." Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

11.  Using Options

     a. Overview: The Fund may, in varying degrees, use options on the following (which, for simplicity, may be referred to as the "subject" of an option): currencies, securities, equity indexes, interest rate indexes, and financial futures contracts. This Section 11. discusses certain characteristics and risks that are generally common to all of these types of options. The Fund's use of specific types is further discussed in Section 6. above and 12. below, including characteristics and risks peculiar to those types of options.

     b. Purchasing "call" options: If the Fund (or anyone else) "purchases" a "call" option, it pays a purchase price (often called a "premium") plus, in most cases, a commission to the broker through whom the purchase was made. In return the Fund (or other purchaser) has the right (but not the obligation), at or before a specified future time (called the "expiration date"), to acquire a specified amount of the option's subject (or the economic equivalent thereof) at a specified price (called the "strike price" or "exercise price"). If the purchaser of an option decides to exercise this right, we say the option has been "exercised." If an option is never exercised before its expiration date, it expires unexercised.

     The Fund (or other purchasers of a call option) may profit in one of two ways. First, the Fund may be able to exercise the call option at a date when the value of the option's subject exceeds the purchase price of the option (including any brokerage commission) plus the exercise price. Whether the Fund will be able to do this depends on how favorable those prices were and how the value of the option's subject has changed since the option was purchased.

     Secondly, the Fund may profit from purchasing an option if the Fund is able to sell the option (unexercised) at a profit sometime before its expiration date. (As a practical matter, such a sale would generally be accomplished by having the Fund sell (i.e., "write") an option identical to the option it owns, thereby "netting out" the Fund's exposure to the position.) Whether such a profit will be possible, of course depends on whether the then market price for the option (less any commission payable on the sale) exceeds the option's purchase price (including any related commission). In this regard, one of the general risks of purchasing options is that, for a variety of reasons, the market price of an option usually does not vary in the same way or to the same extent as the value of the option's subject varies. Therefore, the Fund can lose money purchasing a call option, even if the value of the option's subject increases.

     The basic risk in purchasing an option is that, if the Fund never exercises or sells the option at a profit, the Fund will lose the entire purchase price of the option (plus any related commissions). That is the maximum amount the Fund could lose, however.

     c. Selling or "writing" call options: Selling an option is commonly referred to as "writing" an option. If the Fund (or anyone else) sells ("writes") a call option, it receives the premium (less any commission) paid by the option's purchaser and has the obligation to sell the option's subject to the purchaser at the exercise price if the purchaser exercises the option before it expires.

     The Fund can make a profit writing a call option if the purchaser fails to exercise the option (which usually would happen only if the value of the option's subject were below the exercise price). In this case, the option's purchase price (net of any commissions) would be a profit to the Fund.

     Alternatively, the Fund could profit from writing a call option if it is able to subsequently purchase an identical option that would close out the Fund's position at a profit. This could be done only if the market price of the option then exceeded the Fund's purchase price by an amount greater than any commissions payable by the Fund on the purchase and sale transactions. There is a risk, however, that a Fund may be unable to do this, even if the value of the call option's subject has declined. This is because, as noted above, the value of an option does not vary in identical fashion to the value of the option's subject.

     The risk of writing a call option is that, if the value of the option's subject exceeds the option's exercise price, the option is almost sure to be exercised. In that case, the Fund will suffer a loss to the extent that the premium it received for writing the option (net of any commissions), plus the exercise price it receives are less than the value of the option's subject at the time of exercise. Therefore, the higher the value of the option's subject rises, the greater the Fund's potential loss on an option it has written. A Fund could cut off its further exposure in such a case by purchasing an identical call option that would close out its position. The Fund would, however, probably realize a loss on the transaction, because the purchase price it would have to pay for that call option would probably have increased to reflect the increasing value of the option's subject.

     d. Writing call options on a "covered" basis. One way for the Fund to limit its risk exposure on call options it has written is to "cover." A call option may be considered "covered" if, as long as the option is outstanding, the writer (seller) of the option owns assets that are identical to, or have the same or similar investment characteristics to, the option's subject. In such a case, if the value of the option's subject increases, the losses that the Fund will incur on the call option it has written will tend to be offset by gains that Fund earns on the assets it is holding to "cover" the option.

     Naturally, the more similar the assets held by the fund are to the option's subject, the more assurance the Fund will have that its losses on call options it has written will be "covered."

     Call options written by Fund can also be considered to be "covered" to the extent that the Fund's liabilities under these options are fully offset by its rights under call options on the same subject owned by the Fund.

     e. Purchasing and selling (writing) "put" options: A "put" option is the same as a call option, except that the Fund (or any other person) that purchases a put option, by paying the purchase price ("premium") has the right to sell (rather than buy) the option's subject for a stated exercise ("strike") price. Conversely, the seller (writer) of a put option receives the premium (net of any commissions) but has the obligation to purchase the option's subject at its exercise price if the option is exercised.

     Thus, if the Fund purchases a put option, its maximum potential loss would equal the purchase price (plus any commissions thereon). If the Fund actually owns at least the amount of whatever assets are the subject of the option, the option is sometimes referred to as a "protective" put option. If the market value of such underlying securities remains above the option's exercise price, the Fund will, in effect, lose the premium it has paid for the option. The Fund, however, avoids the risk of loss on the underlying securities, to the extent that the market value of the underlying securities falls below the exercise price of the put option.

     On the other hand, if a Fund sells (writes) a put option, the Fund could experience continuing losses while the option is outstanding, to the extent that the value of the subject of the option continues to decline. If the subject lost its value entirely, the Fund's maximum loss would equal the exercise price less the premium (net of any commissions) that the Fund received initially for writing the option. Because of this risk exposure, a Fund that writes a put option may seek to "cover" that option with other assets that it owns

     f. Accounting for options: The value of any option that the Fund has purchased, and the amount of the Fund's obligation under any outstanding option it has written, will vary as market prices change. These variations are reflected daily in the Fund's calculation of its net asset value, so that such value always reflects the estimated impact of current market conditions on all of the Fund's option positions.

     g. Liquidity risk: The Fund intends to write and purchase options only if the subadviser believes that adequate liquidity exists. If for any reason the Fund cannot, however, close out its open option position when deemed advisable, the Fund's investment performance could be adversely affected.

     h. Using options traded over-the-counter or on foreign exchanges: The Fund may use options on securities and options on indexes that are traded "over-the-counter" or on foreign exchanges, in any manner and to the same extent that they would be permitted to use such options that were traded on domestic exchanges. The Funds will engage in over-the-counter options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities. The Funds will treat over-the-counter options they have purchased and assets used to cover over-the-counter options they have written as illiquid securities. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price.

12.  Using Options on Securities (and related asset segregation requirements)

     The Fund may purchase or write (sell) put and call options on securities of a type that the Fund could invest in directly.

     If the Fund writes a call option, it will at all times while that option is outstanding, own an amount of securities subject to the option that are not segregated to support any other obligation of the Fund and/or a call option on the same securities at an exercise price that is not higher than that of the call option written by the Fund; or, alternatively, the Fund's subadviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the value of the securities subject to the option that are not "covered" by the means set out in the first clause of this sentence.

     The Fund's obligation to make a payment upon the exercise of a put option on securities written by the Fund will at all times be fully covered by the Fund's owning a put option on the same securities at an exercise price that is no less than the amount the Fund must pay upon exercise of the put it has written; or, alternatively, the Fund's sub-adviser will cause the Fund's custodian at all times to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the put option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the put option that is not covered as provided in the first clause of this sentence.

13. Using Financial Futures Contracts, Options on Such Contracts and Options on Stock Indexes

     a. Overview: The Fund may, in varying degrees, use financial futures contracts, options on such futures and options on stock indexes. This Section 13 discusses certain characteristics and risks that generally pertain to these instruments, as well as the Fund's specific uses of these instruments and specific risks related to those uses.

     b. General characteristics and risks: The general characteristics and risks of financial futures, options on such contracts and options on stock indexes are discussed in the following subsections.

          (i) Financial futures contracts: Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts.

          An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A public market currently exists for interest rate futures contracts on United States Treasury Bills, United States Treasury Notes, bank certificates of deposit, and various other domestic or foreign instruments and indexes.

          Stock index futures contracts bind purchaser and seller to delivery at a future date specified in the contract of a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the Standard & Poor's 500 Stock Index, the Standard & Poor's Midcap Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and various other domestic or foreign indexes.

          A currency futures contract is a contract to buy or sell a specified amount of another currency at a future time for a fixed price.

          (ii) Options on financial futures contracts: The writer of an option on a financial futures contract agrees to assume a position in such financial futures contract having a specified price, if the purchaser exercises the option and thereby assumes the opposite position in the financial futures contract. If the option purchaser would assume the sale side of the futures contract upon exercise of the option, the option is commonly called a "put" option. If the option writer would assume the purchase side, it is commonly called a "call" option. As with other types of options, the party that writes the option receives a premium for doing so, and the party that purchases an option pays a premium therefor. However, there is no exercise (or strike) price, as such. Rather, if the value of the futures contract moves against the writer of the option, so that the option is (or is likely to be) exercised, the option writer, in effect, has the obligation to pay those losses.

          More specifically, an option written by the Fund on a financial futures contract requires the Fund to pay any amount by which the fluctuating price of the underlying debt instrument or index exceeds (in the case of a call option) or is less than (in the case of a put option) the price specified in the futures contract to which the option relates. Therefore, if the price of the debt instrument or stock index on which the futures contract is based increases (in the case of a call option written by the Fund) or decreases (in the case of a put option written by the
     Fund), the Fund may incur losses that exceed the amount of the premium received by the Fund for writing the option.

          (iii) Stock index options: After payment of a specified premium at the time a stock index option is entered into, the purchaser of a stock index call option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of the excess of a specified stock index on the exercise date over the exercise or "strike" price specified by the option. The purchaser of a put option obtains the right to receive a sum of money upon exercise of the option equal to a multiple of any excess of the strike price over the stock index. The writer of a call or put stock index option receives a premium, but has the obligation, upon exercise of the option, to pay a multiple of the difference between the index and the strike price. Thus, if the price of the stock index on which an index option is based increases (in the case of a call option written by a Fund) or decreases (in the case of a put option written by a Fund), the Fund may incur losses that exceed the premium it received for writing the option.

          Stock indexes for which options are currently traded include the Standard & Poor's 100 and Standard & Poor's 500 Indexes.

          (iv) Margin requirements for futures and options: When futures contracts are traded, both buyer and seller are required to post an initial margin of cash or U.S. Treasury Bills equaling as much as 5 to 10 percent or more of the contract settlement price. The nature of the margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. If the market moves against the Trust, so that the Fund has a net loss on its outstanding futures contracts for a given day, the Fund generally will be required to post additional margin to that extent. The margin deposit is returned, assuming the Trust's obligations have been met, when the futures contract is terminated.

          Similar margin requirements will apply in connection with any transactions in which a Fund writes any options. This includes options on indexes and futures contracts, as well as other types of options.

          (v) Certain risks: Financial futures, options thereon, and stock index options, if used by the Fund, will in most cases be based on securities or stock indexes the components of which are not identical to the portfolio securities owned or intended to be acquired by the Fund and in connection with which such instruments are used. Furthermore, due to supply and demand imbalances and other market factors, the price movements of financial futures, options thereon, and stock index options do not necessarily correspond exactly to the price movements of the securities, currencies, or stock index on which such instruments are based. These factors increase the difficulty of implementing a successful strategy using futures and options contracts.

          The Fund generally will not take delivery of debt instruments pursuant to purchasing an interest rate futures contract, nor make a delivery of debt instruments pursuant to selling an interest rate futures contract. Nor will the Funds necessarily take delivery of or deliver currencies in connection with currency futures contracts. Instead, the Fund will more typically close out such futures positions by entering into closing futures contract transactions. Similarly, the Fund may wish to close out an option on a futures contract or an option on an index by entering into an offsetting position in those instruments.

          Generally speaking, entering into closing transactions such as described immediately above would not affect gains and losses of the Fund resulting from market action prior to such closing transactions. Moreover, there is a risk that, at the time a Fund wishes to enter into such a closing transaction, trading in futures or options could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. The futures and options exchanges also may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. Although the subadvisers will seek to avoid situations where these factors would be likely to cause a problem for the Trust, in some cases they could adversely affect particular Fund transactions in these instruments.

          (vi) Asset segregation requirement for certain futures and options positions: A Fund will maintain at all times in a segregated account with its custodian cash or liquid securities that are not segregated to support any other obligations of the Fund and that at all times at least equals (a) the sum of the purchase prices of all of the Fund's open futures purchase positions, plus (b) the current value of the securities underlying all of the Fund's open futures sales positions that are maintained for purposes other than bona fide hedging, plus (c) the exercise price of all outstanding put options on futures contracts written by the Fund, minus (d) the amount of margin deposits with respect to all of such contracts.

     (c) Specific uses of financial futures, options thereon, and stock index options: The Fund may use exchange-traded financial futures contracts, options thereon, and exchange-traded put or call options on stock indexes, for the purposes discussed below. It should be emphasized that the Fund is not required to use any of these strategies, and doing so is not a principal investment strategy of any of their investment portfolios. Therefore, it should not be assumed that the Fund will ever necessarily use any of these strategies to a significant extent.

          (i) Hedging with financial futures contracts against market changes, and risks thereon: The Fund may use financial futures contracts, and options thereon, as a hedge to protect against possible changes in interest rates and security prices.

          Thus, for example, to hedge against the possibility that interest rates or other factors may result in a general decline in prices of equity securities of a type it owns, the Fund may sell stock index futures contracts. Similarly, to hedge against the possibility that increases in interest rates may adversely affect the market values of debt securities it holds, the Fund may enter into interest rate futures sale contracts.

          (ii) Establishing market exposure and managing cash flow with financial futures contracts and options thereon: A Fund may purchase and sell stock index and interest rate futures, and options thereon, to maintain market exposure and manage cash flows. Purchasing futures contracts, and options thereon, could enable a Fund to take the approximate economic equivalent of a substantial position in bonds or equity securities, although there is no assurance that this goal can be achieved.

          (iii) Managing foreign currency exposure with foreign currency futures contracts: A Fund may use foreign currency futures contracts, and options thereon, to the same extent and in the same manner as it is authorized to use forward foreign exchange contracts in Section 6. above.

          (iv) Risks of hedging type strategies: If, after the Fund establishes a hedge position, the value of the securities or currency being hedged moves in the opposite direction from that anticipated, the Fund as a whole will perform less well than it would have had it not entered into the futures or option transaction.

          The success of the Fund in using hedging-type techniques depends, among other things, on the subadviser's ability to predict the direction and volatility of price movements in the futures or options markets, as well as the securities markets and, in some cases, currency markets, and on the subadviser's ability to select the proper type, time and duration of option or futures contracts. Certain of the subadvisers have limited experience in utilizing these hedging-type techniques, and there can be no assurance that these techniques will produce their intended result.

          The prices of the futures and options contracts used for hedging-type strategies may not vary as contemplated in relation to changes in the price of the securities or currencies being hedged. Accordingly, there is a risk that transactions in these instruments, if used by the Fund, may not in fact offset the impact of adverse market developments in the manner or to the extent contemplated or that such transactions may result in losses to the Fund which would not be offset by gains with respect to corresponding portfolio securities owned or to be purchased by the Fund. Hedging-type transactions also may be more, rather than less, favorable to a Fund than originally anticipated.

          (v) Writing "covered" index options (and related asset segregation requirements): The Fund may write put and call options on indexes composed of securities in which the Fund may invest. The Fund's obligation to make a payment upon the exercise of a put or call option on an index written by the Fund will at all times be fully covered by (a) in the case of a put option, the Fund's owning a put option on the same index at an exercise price not lower than that of the option written by the Fund, or (b) in the case of a call option, the Fund's owning a call option on the same index at an exercise price not higher than that of the option written by the Fund; or, alternatively, the Fund's sub-adviser will cause the Fund's custodian at all times to have segregated cash of other liquid assets of the Fund that are not segregated to support any other Fund obligation and that, together with any margin the Fund has on deposit with respect to the option it has written, at all times at least equals the amount of the Fund's obligation upon exercise of the option it has written that is not covered as provided in clause (a) or (b) of this sentence.

          (vi) Purchasing index options. The Fund may purchase put and call options on indexes composed of securities in which the Fund may invest, without specific restriction on the circumstances of such purchases. Option purchases of this type, however, would have to be consistent with the Fund's investment objective. Also, the Fund is subject to the limitation on certain futures and options transactions described in Section 13.c.(ix).

          (vii) Using futures contracts and options on futures contracts: A Fund may use futures contracts on securities or on market indexes, and options on such futures contracts, without specific restriction on the purposes of such transactions. Nevertheless, such transactions would have to be consistent with the Fund's investment objective.

          There is no specific overall limit on the amount of the assets the Fund may devote to financial futures contracts and options thereon, even if such contracts are not limited to hedging-type transactions.

     Nevertheless (except through the purchase of options, as discussed below) the Funds will not use these techniques for purpose of "leveraging" the Fund's exposure to the securities underlying any futures contract or option thereon or its exposure to foreign currencies. Although this limitation does not apply to options on futures contracts that are purchased by a Fund, the total amount of assets on deposit as margin to secure options on futures contracts that are not used for bona fide hedging purposes plus the amount of premiums paid by a Fund for such options is (pursuant to the limitations set forth below) limited to 5% of the Fund's net assets.

          (viii) Risks of potentially more aggressive options and futures strategies: To the extent that a Fund exercises its broad authority to enter into options and futures transactions for purposes that are not solely for hedging-type purposes or that otherwise may be for more speculative purposes, it may incur greater risks than another Fund that limits its strategy to hedging-type transactions.

          (ix) Limitations on the Fund's exposure to certain futures and option transactions: The Fund may not purchase, sell or write futures contracts or options thereon other than for "bona fide" hedging purposes (as defined by the U.S. Commodity Futures Trading Commission) if immediately thereafter the Fund's initial margin deposits on such outstanding non-hedging futures and options positions, plus the amount of premiums paid by the Fund for such outstanding non-hedging options on futures contracts, exceeds 5% of the market value of the Fund's net assets. For the purpose of this calculation, any amount by which an option is "in the money" at the time of its purchase is excluded from the premium paid therefor.

          Nor will the Fund consider as "hedging" any transaction that is intended to leverage the Fund's investment exposure to the type of security being hedged or to leverage the Fund's currency exposure.

14.  "Swaps," "Caps," "Floors," and "Collars"

     a. Overview: The nature and risks of these types of transactions are discussed in the paragraphs that follow.

     b. Interest rate swaps: In a typical interest rate swap agreement, one party agrees to make payments equal to a floating interest rate on a specified amount (the "notional amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional amount as well.

     Provided the contract so permits, the Fund will usually enter into swaps on a "net" basis: that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     c. Interest rate caps, floors and collars: The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates.

     d. Currency, index and equity swaps, caps, floors and collars: Currency, index, and equity swaps, caps, floors, and collars are similar to those for interest rates described in the two preceding paragraphs above, except that, rather than being determined by variations in specified interest rates, the obligations of the parties are determined by variations in a specified currency, interest rate index, or equity index, as the case may be.

     e. Certain risks: The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap, floor or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid.

     Swaps, caps, floors and collars tend to be more volatile than many other types of investments.

Nevertheless, the Fund will use these techniques only as a risk management tool and not for purposes of leveraging the Fund's market exposure or its exposure to changing interest rates, security values or currency values. Rather, the Fund will use these transactions only to preserve a return or spread on a particular investment or portion of its investments, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. Nor will the Fund sell interest rate caps, floors or collars if it does not own securities providing the interest that the Fund may be required to pay under such derivative instruments. Finally, of course, the Fund may use these derivative instruments only in ways that are consistent with its investment objective.

     The use of swaps, caps, floors and collars involves investment techniques and risks different from those associated with other portfolio security transactions. If the subadviser is incorrect in its forecasts of market values, interest rates, currency rates and other applicable factors, the investment performance of a Fund might be less favorable than if these techniques had not been used.

     These instruments are typically not traded on exchanges. Accordingly, there is a heightened risk that the other party to certain of these instruments will not perform its obligations to the Fund. The Fund will not enter into any swap, cap, floor, or collar, unless the other party to the transaction is deemed creditworthy by the subadviser.

     There also is a risk that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its investment under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund. In recent years, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swaps, caps, floors and collars will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the instrument (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determinations will govern whether the instrument will be deemed within the Fund's 15% restriction on investments in securities that are not readily marketable.

     f. Segregation requirements for these derivatives: The Fund's sub-adviser will cause the Fund's custodian to segregate cash or liquid assets of the Fund that are not then segregated to cover any other obligation of the Fund and that, together with any margin the Fund has deposited in connection with its outstanding swaps, caps, floors, and collars, at all times at least equals the amount of the Fund's obligations under these instruments. If a swap is on a net basis, the Fund's obligation for this purpose is deemed to be the net amount, if any, that the Fund owes on the swap. In all other cases, the full amount of the Fund's accrued obligation will be segregated.

15.      Investing in Other Investment Companies

         a. Overview: The Fund may invest up to 10% of its total assets in shares of other investment companies investing exclusively in securities in which that Fund may otherwise invest. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities and are subject to limitations under the Investment Company Act of 1940. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including advisory and administration fees, except as specifically stated otherwise in the paragraphs that follow.

         b. Investing in passive foreign investment companies: Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical (or only) way for a Fund to invest in certain markets. A Fund may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company," regardless of whether such "passive foreign investment company" makes distributions to the Fund.

         c. Investing in exchange traded funds: The Fund may invest in certain forms of Exchange Traded Funds ("ETFs"), provided such investment is consistent with the Fund's investment objectives. ETFs are registered open-end investment companies whose shares can be bought and sold on various exchanges in the same way as stocks. ETFs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. There are various forms of ETFs, but the ones that are most commonly used at the current time are iShares (formerly called World Equity Benchmark Shares or "WEBS") and SPDRs (Standard and Poor's Depository Receipts).

                  (i) Investing in iShares: iShares(SM) are shares of an open-end investment company that invests substantially all of its assets in securities included in various indices. iShares(SM) are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to the NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) as part of its investment strategy.

                  (ii) Investing in SPDRs: SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is a regulated investment company that is sponsored by a subsidiary of the American Stock Exchange.

16.      "When Issued" Securities and Forward Commitments

         a. Overview: The Fund may purchase securities on a when issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuations, and no interest accrues to the purchaser during this period.

         In addition, the Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if its subadviser deems it appropriate to do so.

         b. Asset segregation requirement for these transactions. The Fund's sub-adviser will cause the Fund's custodian to segregate cash or other liquid assets of the Fund that are not then segregated to cover any other obligation to the Fund and that, together with any margin the Fund has deposited in connection with when-issued securities and forward commitments, at all times at least equals the aggregate amount of the Fund's when-issued and forward commitments.

17.      Short-Term Trading

         The Fund can use short-term trading of securities as a means of managing its portfolios to achieve its investment objectives. As used herein, "short-term trading" means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading to the extent that the subadviser believes the transactions, net of costs (including commissions, if any), will benefit the Fund. Generally speaking, short-term trading can be expected to generate expenses for the Fund that would not be incurred if the Fund did not engage in that practice.

18.      Entering Into Repurchase Agreements

         The Fund may enter into repurchase agreements.

         A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (e.g., 7 days), subject to the seller's obligation to repurchase the security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements will be entered into only with member banks of the Federal Reserve System, with "primary dealers" in U.S. Government securities or with other dealers and banks who meet a subadviser's credit standards

         The Fund will not invest in repurchase agreements maturing in more than 7 days if that investment, together with any other investments deemed "illiquid," would exceed 15% of the Fund's net assets.

         The Fund has a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian, co-custodian, or sub-custodian, either physically or in book-entry form, and that the collateral must be marked-to-market daily to ensure that each repurchase agreement is fully "collateralized" at all times. In the event of a bankruptcy or other default by a seller of a repurchase agreement, however, the Fund could experience delays in liquidating the underlying securities and could experience losses (including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expenses of enforcing its rights).

19.      Participating in Joint Trading Accounts

         John Hancock has established a "joint trading account" that all Funds, in the discretion of their subadvisers, can use to invest relatively small amounts of cash on a more favorable basis than they could do individually. John Hancock is responsible for investing the aggregate cash balances in the joint trading account into one or more repurchase agreements, as described in Section
18. above, or in other money market instruments. The joint trading account was established pursuant to an order of the SEC and the Fund may regularly participate in it.

20.      Lending of Fund Securities

         In order to generate additional income, the Fund may lend securities from its portfolios to brokers, dealers and financial institutions such as banks and trust companies. Such loans will be secured by collateral consisting of cash or U.S. Government securities, which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income (if any) on the loaned securities, as well as additional compensation for making the loan. Cash collateral may be invested in short-term securities, which will increase the current income of the Fund. Such loans will be terminable by the Fund at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise rights of a holder thereof including receiving interest or other distributions or exercising voting rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.

         Lending of portfolio securities involves a risk of failure by the borrower to return the loaned securities, in which event the Fund may incur a loss. However, most of the Funds' loans of securities are pursuant to an arrangement with State Street Bank & Trust Company, the Trust's primary custodian. Under these arrangements, State Street Bank & Trust Company guarantees the Trust against any loss or damages that any Fund incurs as a result of the borrower failing to return the Fund's securities in accordance with the terms of the loan. The Fund will not lend portfolio securities having a total value in excess of 33 1/3% of its total assets.

21.      Reverse Repurchase Agreements and Mortgage "Dollar Rolls"

         a. Overview: The Fund may enter into reverse repurchase agreements to facilitate portfolio liquidity, or in arbitrage transactions (discussed below). In a reverse repurchase agreement, the Fund sells a security and enters into an agreement to repurchase the security at a specified future date, but at a lower price. The Fund generally retains the right to interest and principal payments on the security, as well as use of the proceeds while the repurchase agreement is outstanding.

         The Fund may enter into mortgage dollar rolls, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities at a specified future date and price. While the Fund foregoes principal and interest paid on the mortgage-backed securities during the "roll" period, the Fund is compensated by the difference between the current sale price and the lower price for the future purchase as well as by any return earned on the proceeds of the initial sale.

         The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions could be considered to involve financial leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Trust does not believe that such arbitrage transactions present the risks to the Fund that are generally associated with financial leverage.

         b. Asset segregation requirements for reverse repurchase agreements and mortgage dollar rolls: The Fund's sub-adviser will cause the Fund's custodian to have segregated cash or other liquid assets of the Fund that are not segregated to support any other Fund obligation and that at all times at least equals the amount of the Fund's obligations under outstanding mortgage dollar rolls and reverse repurchase agreements.

22.      Investing in Rule 144A and Illiquid Securities

         The Fund may purchase unregistered securities that are eligible for resale to the "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. Case-by-case determinations are made whether each issue of Rule 144A securities owned by the Fund is an illiquid security.

         The Fund may purchase illiquid Rule 144A securities, or other illiquid assets if, and only if, the total of all the Fund's illiquid assets would not thereby be made to exceed 15% of the Fund's net assets.

23.      Investing in Preferred Stock, Convertible Securities and Warrants

         Investments may be made in debt or preferred equity securities and those convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

24.      Investing in Initial Public Offerings ("IPOs")

         IPO investments may be more volatile than other types of investments and the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

D. THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

         The Fund's investment objectives and strategies may, in general, be changed without the approval of shareholders.

         In a few cases, however, the Investment Company Act requires such approval. In addition, the Trust has adopted as "fundamental" the below-listed restrictions relating to the investment of the Fund's assets. That these restrictions are "fundamental" policies means that they may not be changed for the Fund without the approval of a majority of the outstanding voting shares of the Fund. (The term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.)

         To the extent the Trust's prospectus or this Statement of Additional Information anywhere sets forth investment restrictions more restrictive than the fundamental restrictions described below, the more restrictive limitation controls; but any such more restrictive limitation may be changed without any shareholder approval, subject to the below fundamental restrictions.

         The Trust's current fundamental investment restrictions are as follows:

1. REAL ESTATE. No Fund will purchase or sell real estate. This restriction does not prevent (a) a Fund from acquiring real estate as a result of ownership of those securities or other instruments in which the Fund is permitted to invest;
(b) a Fund from investing in securities that are secured by real estate or interests therein; (c) a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein; or (d) the Real Estate Equity Fund from making any type of investment that it is otherwise permitted to make.

2. LOANS. No Fund will make loans, except that this restriction does not prevent a Fund from (a) making loans through the acquisition of obligations in which the Fund may invest consistent with its objective and investment policies; (b) lending portfolio securities; or (c) making loans to other Funds or investment companies managed or sponsored by an investment adviser to the Fund or by any company controlling, controlled by, or under common control with such investment adviser.

3. COMMODITIES. No Fund will purchase or sell physical commodities, except that a Fund may sell physical commodities acquired as a result of ownership of those securities or other instruments in which a Fund is permitted to invest.

4. UNDERWRITING. No Fund will engage in the underwriting of securities of other issuers. This restriction will not prevent a Fund from disposing of its portfolio securities regardless of its status as an underwriter under any federal or state securities laws.

5. BORROWING. No Fund will borrow money, except that this restriction will not prevent a Fund from borrowing (a) from banks for any purpose, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund as required under Section 18(f)(1) of the Investment Company Act (subject to any amendments to, regulations under, or exemptions from Section 18(f)(1) of the Investment Company Act); (b) for temporary purposes only, provided that loans for temporary purposes do not exceed 5% of the value of the total assets of the Fund as of the time when each such loan is made; or (c) from another fund, or from a related entity of another fund, pursuant to any amendments to, regulations under, exemptions from or interpretations of the Investment Company Act./1/

--------------------

       /1/ All of the Funds also operate under a non-fundamental policy that, if borrowings by a Fund ever exceed 5% of its total assets, that Fund will make no new investments until it has paid down its borrowings to below 5%.

6. SENIOR SECURITIES. No Fund will issue senior securities, except as permitted under Section 18(f) of the Investment Company Act, any amendments thereto, any regulations thereunder, or any applicable exceptions therefrom.

7. INDUSTRY CONCENTRATION. No Fund will purchase the securities of issuers conducting their principal business activity in the same industry, if, immediately after such purchase, the Fund's investments in such industry would exceed 25% of the value of its total assets at the time of such investment. This restriction does not limit the Money Market Fund's investments in instruments issued by domestic banks (or by a foreign branch of a domestic bank, but only if the domestic bank is unconditionally liable in the event that the foreign branch fails to honor the instrument)."

E. BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

         The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Board has three standing committees, which are discussed below.

         The Governance Committee of the Board consists of the Trust's four independent Trustees: Ms. Cook, Ms. Kessler, Mr. Verdonck and Mr. McClellan. The Governance Committee assists the Board of Trustees by considering and making recommendations on such matters as the Board's structure, composition, manner of operations, and effectiveness; and the compensation and continuing education of independent Trustees. This committee also gives particular consideration to certain matters that involve actual or potential conflicts of interest between the Trust and its service providers. The terms of the Trust's advisory agreements are one important example of this. This committee met four times in 2001.

         The Nominating Committee of the Board also consists of the Trust's four independent Trustees. This committee is responsible for the selection and nomination of candidates to be independent Trustees. Although the Nominating Committee may receive input from John Hancock in this regard, the committee controls the selection and nominating process. The extent of this committee's activities in a given year will vary somewhat, depending on how many vacancies for the office of independent trustee need to be filled. The Nominating Committee did not meet during 2001.

         The Audit Committee of the Board consists of the following independent
Trustees: Ms. Cook, Mr. McClellan and Mr. Verdonck. The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to the quality and objectivity of financial reporting, the effectiveness and efficiency of operations (including internal controls), and compliance with applicable laws and regulations. Among other things, the Audit Committee seeks to maintain good communication among the Trustees, the Trust's independent auditors and the Trust's management. Each year, the committee evaluates and makes a recommendation to the Board of Trustees as to the independent auditors to be retained by the Trust to audit the Trust's financial statements. The committee also reviews with such auditors the scope of the audit to be performed and the results of such audit. The Audit Committee met three times during 2001.

         Each of the above-described committees has authority to retain, at the Trust's expense, legal counsel and such other experts as the committee deems advisable to help discharge its functions.

The following table provides information about the members of the Board of Trustees and the officers of the Trust:

 Name, Address and Age    Position with     Term of             Principal Occupation          Number of        Other
 ---------------------       Trust           Office              During Past 5 years             the       Directorships
                             -----           ------              -------------------           Trust's        Held by
                                                                                                Funds         Trustees
                                                                                              Overseen        --------
                                                                                                 by
                                                                                              Trustees
                                                                                              --------
Interested Trustees*:

Michele G. Van Leer       Chairman and     Indefinite           Senior Vice President,           27              None
(age 44)                  Trustee          (Commenced           Product Management, John
John Hancock Place                         September 1998)      Hancock Life Insurance
Boston, Massachusetts                                           Company; President and
02117                                                           Director John Hancock
                                                                Variable Life Insurance
                                                                Company

Kathleen F. Driscoll      Vice Chairman,   Indefinite           Vice President, Signator         27              None
(age 45)                  President and    (Commenced June,     Brokerage, John Hancock
John Hancock Place        Trustee          2001)                Life Insurance Company,
Boston, Massachusetts                                           Vice President, Corporate
02117                                                           Communications, John
                                                                Hancock Life Insurance
                                                                Company

Independent Trustees:

Elizabeth G. Cook
(age 64)                  Trustee          Indefinite           Expressive Arts Therapist,       27              None
c/o John Hancock                           (Commenced April     Dana Farber Cancer
Variable Series Trust                      1993)                Institute; President, The
I, John Hancock Place,                                          Advertising Club of
Boston, Massachusetts                                           Greater Boston
02117

Diane C. Kessler          Trustee          Indefinite           Executive Director,              27              None
(age 55)                                   (Commenced April     Massachusetts Council of
c/o John Hancock                           1999)                Churches
Variable Series Trust
I, John Hancock Place,
Boston, Massachusetts
02117

------------

* Ms. Van Leer and Ms. Driscoll are the only Trustees who are "interested persons" as defined in the Investment Company Act.

Robert F. Verdonck        Trustee          Indefinite           President and Chief              27              None
(age 56)                                   (Commenced           Executive Officer, East
c/o John Hancock                           April 1999)          Boston Savings Bank
Variable Series
Trust I, John
Hancock Place,
Boston,
Massachusetts
02117

Hassell H.                Trustee          Indefinite           Professor and Graduate           27              None
McClellan (age 56)                         (Commenced           Dean, The Graduate
c/o John Hancock                           February, 2001)      School of the Wallace G.
Variable Series                                                 Carroll School of
Trust I, John                                                   Management, Boston
Hancock Place,                                                  College
Boston,
Massachusetts
02117

Other Officers

Jude A. Curtis (age       Compliance       Indefinite           Second Vice President            N/A             N/A
43)                       Officer          (Commenced           and Chief Investment
John Hancock Place                         June, 2000)          Compliance Officer, John
Boston,                                                         Hancock Life Insurance
Massachusetts                                                   Company; formerly
02117                                                           Second Vice President
                                                                and Counsel, Office of
                                                                Business Conduct; John
                                                                Hancock Life Insurance
                                                                Company; formerly a
                                                                Partner at Hale and Dorr
                                                                LLP (law firm)

Maryellen Carney          Asst.            Indefinite           Compliance Specialist,           N/A             N/A
(age 36)                  Compliance       (Commenced           John Hancock Life
John Hancock Place        Officer          June, 1999)          Insurance Company;
Boston,                                                         formerly Investment
Massachusetts                                                   Company and Investment
02117                                                           Adviser Examiner, U.S.
                                                                Securities & Exchange
                                                                Commission, Fort Worth
                                                                Office and Boston Office

Raymond F. Skiba          Treasurer        Indefinite           Director of Fund                 N/A             N/A
(age 56)                                   (Commenced           Operations, John Hancock
John Hancock Place                         February, 1986)      Life Insurance Company
Boston,
Massachusetts
02117

Karen Q. Visconti         Secretary        Indefinite           Senior Marketing                 N/A             N/A
(age 48)                                   (Commenced August,   Consultant, Life Product
John Hancock Place                         August, 1999)        Management, John
Boston,                                                         Hancock Life Insurance
Massachusetts                                                   Company
02117

Arnold R. Bergman         Assistant        Indefinite           Senior Counsel, Law              N/A             N/A
(age 51) John             Secretary        (Commenced           Department, John
Hancock Place,                             December, 1999)      Hancock Life Insurance
Boston,                                                         company; formerly Vice
Massachusetts                                                   President, General
02117                                                           Counsel and Secretary,
                                                                First Variable Life
                                                                Insurance Company

         Certain members of the Trust's Board of Trustees may own either variable annuity contracts or variable life insurance policies that are supported by one of the Separate Accounts and, in that sense, have an interest in shares of the Trust.

         The names and range of each Trustee's interest in any Fund as of December 31, 2001 are set forth in the table below

   Name of Trustee                    Dollar Range of Interest in       Dollar Range of Interest in
                                               Any Fund                          All Funds
   Interested Trustees:
   Michele G. Van Leer                            0                                 0
   Kathleen F. Driscoll                    $10,000-$50,000                   $10,000-$50,000

   Independent Trustees:
   Elizabeth G. Cook                      $50,000-$100,000                  $50,000-$100,000
   Diane C. Kessler                        $10,000-$50,000                   $10,000-$50,000
   Robert F. Verdonck                      $1,000-$10,000                    $1,000-$10,000
   Hassell H. McClellan                           0                                 0

         Compensation paid by the Trust to its current disinterested Trustees during 2001 was as follows:

                           Ms. Cook                  $61,000
                           Ms. Kessler               $53,000
                           Mr. Verdonck              $59,000
                           Mr. McClellan             $57,000

         The Trust paid no compensation to any other officer or Trustee. The Trustees' fees are allocated among the Trust's Funds in proportion to their relative net assets. The average aggregate net assets for all of the Funds totaled approximately $10.3 billion for the year 2001.

F.  INVESTMENT ADVISORY ARRANGEMENTS

1.  The Trust's Investment Advisory Arrangements With John Hancock

         John Hancock, the Trust's investment adviser, is a Massachusetts corporation. Until February 1, 2000, John Hancock was a mutual life insurance company. Now, it is a subsidiary of John Hancock Financial Services, Inc., a publicly-traded holding company. John Hancock provides advisory services to the Funds pursuant to several investment advisory agreements. The Trust is party to each of these investment advisory agreements with John Hancock.

         The Trust currently pays John Hancock investment advisory fees for management of the Fund at the following rate:

                                      John Hancock's Investment Advisory Fee
                                      as an Annual Percentage of Each Portion
Fund                                   of the Fund's Average Daily Net Assets
----                                   --------------------------------------
Financial Industries                                   .80%

         Under its investment advisory agreements with the Trust, John Hancock advises the Trust in connection with policy and strategy decisions; provides administration of much of the Trust's day-to-day operations; serves as the Trust's transfer agent and dividend disbursing agent; prepares the Trust's financial statements; maintains records required by the Investment Company Act of 1940; and supervises activities of the subadvisers (discussed below) and of other service providers to the Trust. John Hancock also provides the Trust with office space, supplies and other facilities required for the business of the Trust. John Hancock pays the compensation of Trust officers and employees and the expenses of clerical services relating to the administration of the Trust. To the extent that any administrative or legal services for the Trust are provided by John Hancock's Law Department, however, John Hancock charges the Trust separately, and the Trust pays such charges in accordance with the terms of the investment advisory agreements.

         All other expenses not expressly assumed by John Hancock under the investment advisory agreements are paid by the Trust. These include, but are not limited to, the Trust's taxes (if any); custodian fees; auditing fees; brokerage commissions; advisory fees; the compensation of Trustees who are not affiliated with John Hancock; the Trust's fidelity bond coverage; the costs of printing and distributing annual and semi-annual reports and voting materials to holders of variable annuity contracts and variable life insurance policies that participate in the Trust; tabulating votes; fees for certain accounting, valuation, and compliance services; legal fees; SEC registration costs; proxy costs; costs of organizing any new Funds; and other expenses related to the Trust's operations.

2.  The Trust's Arrangements With the Subadviser

         Set forth below are the names to the Fund's subadvisers and certain persons who may control them.

 Subadviser      Subadviser's                              General Nature
and the Funds     Controlling       Basis of                    of
 It Manages         Person          Control          Control Person's Business
 ----------         ------         -----------        -------------------------
John Hancock     John Hancock     Indirectly owns    Financial services holding
Advisers, LLC    Financial        100% of voting     company
                 Services Inc.    stock

                 John             Indirectly owns    Life insurance and other
                 Hancock          100% of voting     financial services provided
                 Life Insurance   stock              directly or through
                 Company                             subsidiaries

Set forth below are the sub-advisory fees that John Hancock will pay the subadviser for the Fund. The below fees are paid by John Hancock and not by the Fund.

                                 Subadvisory Fees Payable by John Hancock,
     Fund                as a Percentage of Each Fund's Average Daily Net Assets
     ----                -------------------------------------------------------
Financial Industries      .70% of first $50 million; .60% of next $50 million;
                          .50% of next $100 million; and
                          .40% of all assets above $200 million

        Under the investment advisory agreement, for any fiscal year in which the normal operating costs and expenses of the Fund, exclusive of the investment advisory fee, interest, brokerage commissions, taxes and extraordinary expenses outside the control of John Hancock exceed 0.10% of that Fund's average daily net assets, John Hancock will reimburse the Fund in an amount equal to such excess.

G.  ARRANGEMENTS WITH OTHER SERVICE PROVIDERS TO THE TRUST

1.  Underwriting and Indemnity Agreement

         Pursuant to an Underwriting and Indemnity Agreement, Signator Investors, Inc. ("Signator") serves as the Trust's principal underwriter, and John Hancock provides certain indemnities to the Trust and its Trustees. Neither Signator nor John Hancock receives any additional compensation from the Trust for the services and indemnities they provide pursuant to the Underwriting and Indemnity Agreement. The offering of the Trust's shares through Signator is a continuous offering on a "best efforts" basis. Signator is a wholly-owned subsidiary of John Hancock and is located at 197 Clarendon Street, Boston, MA 02117.

2.  Custody of the Trust's Assets

         State Street Bank and Trust Company ("State Street Bank") is the primary custodian of the assets of all Funds. State Street Bank's principal business address is 225 Franklin Street, Boston MA 02110. The primary custodian's duties include safeguarding and controlling the Trust's cash and investments, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. Fund securities purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified purchased in the United States are maintained in the custody of State Street Bank, although such securities may be deposited in the book-entry system of the Federal Reserve System, with Depository Trust Company, or with other qualified domestic book-entry systems or depositories. Also, pursuant to its agreement with the Trust, State Street Bank provides certain accounting and recordkeeping services to the Trust and generally values the Trust's assets by computing each Fund's net asset value each day. The Trust compensates State Street Bank for these functions through the payment of an annual custody asset fee of .01% of the total net assets of the Trust, allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; miscellaneous transaction charges ranging from $7.00 to $25.00; global asset and transaction fees that vary by the country in which a Fund's assets are held or traded; a monthly accounting fee charge that is allocated to each Fund based on the percentage of that Fund's total net assets to the total net assets of the Trust; valuation and monthly quote charges; special service fees for activities of a non-recurring nature; and reimbursement of specified out-of-pocket expenses.

         Foreign securities are generally held through subcustodian banks and depositories around the world with whom State Street Bank has relationships. In some cases, Funds whose securities are held in this manner may be exposed to greater risks of loss. This is because the soundness of such foreign entities, as well as foreign regulatory practices and procedures, may provide less protection to security holders than is available in the U.S.

         In certain circumstances, brokers may have access to assets that a Fund posts as "margin" in connection with futures and options transactions. In the event of a broker's insolvency or bankruptcy, a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Trust could effect such recovery.

         If on any day the Fund experiences net realized or unrealized gains with respect to financial futures contracts held through a given broker, it will be entitled immediately to receive from the broker the net amount of such gains. The Trust will request payment of such amounts promptly after notification by the broker that such amounts are due. Thereupon, these assets will be deposited in the Trust's general or segregated account with its primary custodian, as appropriate.

3.  Subadministration Agreement With State Street Bank

         Pursuant to a Subadministration agreement, with the Trust, State Street Bank also provides assistance to John Hancock and the subadvisers in computing total return information for the Trust and in monitoring each Fund's compliance with the Fund's investment objectives and restrictions, as well as compliance with certain other applicable legal requirements. The Trust compensates State Street Bank for these services through payment of an annual fee that accrues daily and is billed monthly in arrears. The annual fee is based on the average net assets of the Trust and is 0.012% of the first $1 billion of average net assets, 0.0075% of the next $1 of average net assets, and 0.0025% of average net assets after that. Each Fund is allocated the greater of a minimum monthly Fund fee or the basis point annual fee, based on the pro-rata total net asset value of that Fund. The minimum monthly Fund fee is $1,333.

4.  Independent Auditors

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts, are the independent auditors of the Trust. Ernst & Young audits the financial statements of the Trust, prepares the Trust's tax returns, and renders other advice to the Trust concerning accounting and tax matters. Ernst & Young also meets periodically with the Trust's Board and with the Audit Committee of the Board to discuss matters within the scope of Ernst & Young's activities with respect to the Trust.

H.  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         The Fund will pay brokers' commissions, transfer taxes, and other fees relating to their specific portfolio transactions. (Investments in debt securities are, however, generally traded on a "net" basis through issuers or dealers acting for their own account as principals and not as brokers. Therefore, no brokerage commissions are payable on most such transactions, although the price to the Trust usually reflects a dealer "spread" or "mark-up.")

How Brokers and Dealers are Selected

         Orders for the purchase and sale of Fund portfolio investments are placed by the subadvisers to the Fund. The subadviser uses its best efforts to obtain best available price (including brokerage commissions and other transaction costs) and most favorable execution for all transactions. The subadvisers select brokers and dealers to execute Fund portfolio transactions primarily on the basis of their execution capability and trading expertise. Consideration is also given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the confidentiality of trades, the reliability, integrity, financial condition, and operational capabilities of competing brokers or dealers, and the brokerage and research services which they provide. Applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is effected, and the extent to which it is possible to select from among multiple brokers or dealers capable of effecting the transaction.

It is not the policy of the subadviser to seek the lowest available commission if, in its reasonable judgment, there is a material risk that the total cost or proceeds from the transaction might be less favorable than may be obtainable elsewhere.

Research and Statistical Services Furnished by Brokers and Dealers

         Research and statistical assistance typically furnished by brokers or dealers includes analysts' reports on companies and industries, market forecasts, and economic analyses. Brokers or dealers may also provide reports on pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts, leading economists and government officials; comparative performance and evaluation and technical performance measurement services; portfolio optimization software; availability of economic advice; quotation services; and services from recognized experts on investment matters of particular interest to the subadviser. In addition, the foregoing services may comprise the use of or be delivered by computer systems whose software and hardware components may be provided to the subadviser as part of the services. In any case in which the foregoing systems can be used for both research and non-research purposes, the subadviser makes an appropriate allocation of those uses and will permit brokers and dealers to provide only the portion of the systems to be used for research services. Costs which are allocable to non-research purposes will be paid directly by the subadviser.

         Research and statistical services furnished by brokers and dealers handling the Fund's transactions may be used by the subadvisers for the benefit of all of the accounts managed by them and not all of such research and statistical services may be used by the subadvisers in connection with the Fund.

Relationship Between Brokerage Commissions and Research and Statistical Services Furnished by Brokers and Dealers

         When the subadviser reasonably determines that more than one broker or dealer can offer the brokerage and execution services needed to obtain best available price and most favorable execution, consideration may be given to selecting the brokers or dealers who supply research and statistical services to the subadviser. In receiving these services, which are designed to augment the subadviser's own internal research capabilities, the subadvisers comply with
Section 28(e) of the Securities Exchange Act of 1934. This means that the sub-advisers' traders for the Fund, on the basis of their experience and judgement, evaluate the overall reasonableness of any broker's commissions in light of all of the brokerage and research services the broker provides. If the trader for a Fund concludes that the commission rate is reasonable, and the other requirements of Section 28(e) are met, the law protects the sub-adviser from any legal liability that might otherwise result from causing the Fund to pay the broker a commission in excess of what another broker would have charged.

The subadviser of the Fund will not at any time make a commitment pursuant to an agreement with a broker because of research services provided. The sub-advisers do, however, have internal procedures that seek to direct certain amounts to broker-dealers that provide research and statistical services of a type covered by Section 28(e). These internal procedures do not mandate that any amount of business be directed to any broker-dealer, and in no event will a broker-dealer be used unless the sub-adviser believes that the broker-dealer also will provide the best available price and most favorable execution, as discussed above.
                                       37

         Evaluations of the overall reasonableness of any broker's commissions are made by the subadvisers' traders for the funds on the basis of their experience and judgment. To the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, such traders are authorized to pay a brokerage commission on a particular transaction in excess of what another broker might have charged in recognition of the value of the broker's brokerage or research services.

Brokerage Transactions in Foreign Markets

         Brokerage transactions in securities of companies domiciled in countries other than the United States are anticipated to be normally conducted on the stock exchanges or other markets of those countries in which the particular security is traded. Fixed commissions on foreign stock exchange transactions are generally higher than negotiated commissions available in the United States. Moreover, there is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. Settlement periods in non-U.S. markets may differ from the normal settlement period in the United States.

Simultaneous Transactions with Other Accounts

         The subadviser also performs investment advisory services for a number of other accounts and clients, none of which is given preference over the Trust in allocating investment opportunities. When opportunities occur which are consistent with the investment objective of more than one account, it is the policy of each subadviser to avoid favoring any one account over another. Accordingly, investment opportunities in such cases are allocated in a manner deemed equitable by the subadviser to the particular accounts involved. The allocation may be based, for example, on such factors as the accounts' respective investment objectives and then current investment and cash positions. Subject to these requirements, Trust orders may be combined with orders of other accounts or clients advised by the subadviser at share prices which are approximately averaged.

      The subadviser's allocation policies recognize that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable.

Use of Brokers Who are Affiliated With a Subadviser

         The Fund may place portfolio transactions through certain brokers who are affiliated with the Fund's subadviser. The Trust has implemented special procedures governing the circumstances of these transactions. In addition to complying with any applicable provisions of the Trust's procedures, these transactions must comply with all applicable legal requirements, including, where applicable, Rule 17e-1 under the Investment Company Act. Among other things, that rule requires the commissions or other compensation paid to the affiliated broker to be reasonable and fair compared to those in similar transactions between unrelated parties.

I. CODES OF ETHICS

     Employees of John Hancock Life Insurance Company, the Trust, and the sub-advisers to the Trust and officers and Trustees of the Trust are subject to restrictions on engaging in personal securities transactions. These restrictions are set forth in the John Hancock Insider Information Policy and Procedures, the Variable Series Trust Code of Ethics, and the Codes of Ethics of the sub-advisers to the various Funds of the Trust ("Sub-Advisers' Codes of Ethics"), (combined, "Codes"). The Codes, in accordance with rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of employees of the adviser and sub-advisers to the Funds and the interests of the Fund. These Codes do not prohibit personnel from investing in securities that may be purchased or held by the Funds within the Trust. However, the Codes, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by rule 17j-1, among other things, prohibit personal securities investments without pre-clearance for certain employees, impose time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and require the timely submission to compliance personnel of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. The Variable Series Trust Code of Ethics incorporates and applies its restrictions to officers and Trustees of the Trust who are affiliated with John Hancock Life Insurance Company. The Variable Series Trust Code of Ethics does not prohibit unaffiliated Trustees from investing in securities that may be held by the Trust; however, the Variable Series Trust Code of Ethics does regulate the personal securities transactions of unaffiliated Trustees of the Trust, including limiting the time periods during which they may personally buy and sell certain securities about which they may receive information. The Trust's Trustees, in compliance with rule 17j-1, have approved the Variable Series Trust Codes of Ethics and the Sub-Advisers' Codes of Ethics and are required to approve any material changes to the Variable Series Trust Code of Ethics as well as to the Sub-Advisers' Codes of Ethics. The Trustees also provide continuing oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes. The Codes are on public file with, and are available from, the Securities and Exchange Commission.

J. FEATURES OF THE TRUST'S SHARES

     The shares of beneficial interest of the Trust currently are divided into 28 series, each corresponding to one of the Trust's 28 Funds. The Trust has the right to establish additional series and issue additional shares without the consent of its shareholders.

     If the holders of variable annuity contracts and variable life insurance policies show minimal interest in the Fund, the Trust's Board of Trustees, by majority vote, may eliminate the Fund or substitute shares of another investment company. Any such action by the Board would be subject to compliance with any requirements for governmental approvals or exemptions or for shareholder approval. The holders of variable annuity contracts and variable life insurance policies participating in any such Fund will be notified in writing of the Trust's intention to eliminate the Fund and given 30 days to transfer amounts from such Fund to other Funds without incurring any transaction fee. Amounts not transferred or withdrawn would automatically be transferred, at the discretion of the Fund's management.

     The assets received by the Trust for the issuance or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof are specifically allocated to that Fund. They constitute the underlying assets of each Fund, are segregated on the books of the Trust, and are to be charged with the expenses of such Fund. Any assets which are not clearly allocable to a particular Fund or Funds are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Funds would generally be allocated among the Funds in proportion to their relative net assets before adjustment for such unallocated liabilities.

     Each issued and outstanding share in the Fund is entitled to participate equally in dividends and distributions declared with respect to such Fund and in the net assets of such Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     Dividends from net investment income of the Fund will be declared and distributed monthly. The Trust will distribute all of its net realized capital gains annually. Dividends and capital gains distributions will normally be reinvested in additional full or fractional shares of the Fund to which they relate and will be appropriately credited to investment performance under the variable life insurance policies and variable annuity contracts participating in that Fund.

     The shares of the Fund, when issued, will be fully paid and non-assessable, and will have no preference, preemptive, exchange or similar rights. Shares do not have cumulative voting rights.

K. SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Under the Trust's Declaration of Trust, the Trust is not required to hold an annual shareholders' meeting. Normally, for example, there will be no shareholders meetings for the purpose of electing Trustees.

     In addition, it is expected that the Trustees generally will elect their own successors and appoint Trustees to fill any vacancy, so long as, after filling the vacancy, at least two-thirds of the Trustees then in office have been elected by the shareholders.

     Notwithstanding the above, if at any time less than a majority of Trustees in office have been elected by the shareholders, the Trustees must call a special shareholders' meeting promptly. Also the Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or all of the Trustees, if requested in writing to do so by holders of 10% or more of the outstanding shares. In this regard, whenever ten or more shareholders who have been such for at least six months and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a shareholders' meeting, for consideration of the removal of any or all of the Trustees and accompanied by the material which they wish to transmit, the Trustees will within five business days after receipt either afford to such applicants access to the Trust's shareholder list or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing the material. If the Trustees elect the latter, the Trustees, upon written request of such applicants, accompanied by the material to be mailed and the reasonable expenses of mailing, shall promptly mail such material to all shareholders of record, unless within five business days the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that, in their opinion, either such material is misleading or in violation of applicable law and specifying the basis of such opinion.

     At any shareholders' meeting, all shares of the Trust of whatever class are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. Where the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders in one Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Fund; and shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of investment management or sub-investment management agreements.

L. SALES AND REDEMPTIONS OF FUND SHARES

"Seed Money" Shares

     Typically, when a new fund is added to the Trust, John Hancock (or one of its affiliates) initially purchases a substantial amount of that Fund's shares to provide the new fund with a reasonable asset base with which to commence operations.

     John Hancock anticipates that it will seed the Fund with an initial purchase of $500,000 of Fund shares on or about April 28, 2003.

     John Hancock (or its affiliate) may redeem these shares (and thus withdraw its seed money investment) at some time. However, before withdrawing any part of their interests in the Fund, John Hancock (or its affiliate) will consider any possible adverse impact the withdrawal might have on the Fund.

     Purchases and redemptions of seed money shares are made at the applicable Fund's net asset value per share (with no additions or deductions for charges) next computed after the purchase or redemption order is placed.

Shares Sold and Redeemed In Connection With Transactions Under Variable Annuity Contracts and Variable Life Insurance Policies

     Fund shares are sold at their net asset value as next determined after receipt of net premiums by the Separate Account, without the addition of any selling commission or sales load.

     Shares are redeemed at their net asset value as next determined after receipt of net surrender requests by the Separate Account. No fee is charged on redemption. Redemption payments will usually be paid within seven days after receipt of the redemption request, except that the right of redemption may be suspended or payments postponed whenever permitted by applicable law and regulations. Redemptions are normally made in cash, but the Trust reserves the right, at its discretion, to make full or partial payment by assignment to the appropriate Separate Account of portfolio securities at their value used in determining the redemption price. In such cases, the Separate Account would incur brokerage costs should it wish to liquidate these portfolio securities.

     Trust shares are also sold and redeemed as a result of transfer requests, loans, loan repayments, and similar Separate Account transactions, in each case without any sales load or commission or at the net asset value per share computed for the day as of which such Separate Account transactions are effected.

M. COMPUTING THE FUND'S NET ASSET VALUE

     The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, ETFs and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day.

     The net asset value per share of the Fund is determined by adding the value of all portfolio securities and other assets, deducting all portfolio liabilities, and dividing by the number of outstanding shares. All Trust expenses will be accrued daily for this purpose.

     Short-term investments with a remaining maturity of 60 days or less are valued at "amortized cost," which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     Securities and call and put options that are listed on a stock exchange are normally valued at the closing sales price. If there were no sales during the day, they are normally valued at the last previous sale or bid price reported, as are equity securities that are traded in the over-the-counter market.

     Non-exchange traded debt securities (other than certain short-term investments) are valued on the basis of valuations furnished by a pricing service which uses electronic data processing techniques, without exclusive reliance upon quoted prices.

     Any other security for which market quotations are not readily available, and any other property for which valuation is not otherwise available, is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

     Financial futures contracts, options thereon and options on stock indexes are valued at the last trade price of the day. In the absence of a trade on a given day, the value generally is used which is established by the exchange on which the instrument is traded.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange is open. The values of such securities used in computing net asset value per share are normally determined as of such times. Trading of these securities may not take place on every New York Stock Exchange business day and may take place on days which are not business days in New York. The Trust calculates net asset value per share as of the close of regular trading on the New York Stock Exchange on each day on which that exchange is open. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the Funds' securities used in such calculation. If events affecting the value of such securities occur between the time when their price is determined and the time as of which the Fund's net asset value is calculated, such securities may be valued at fair value by or under the direction of the Board of Trustees.

N.  TAXES

     The Trust intends that the Fund qualify as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). This requires that each Fund comply with certain requirements as to the nature of its income and amounts of dividends and other distributions it pays. Also, in order to qualify under Subchapter M, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of the Fund's assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Fund's total assets; and (ii) not more than 25% of the value of its assets may be invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     The Trust also intends that the Fund comply with certain other diversification requirements, promulgated under Section 817(h) of the Code. Under these requirements, no more than 55% of the total value of the assets of each Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for these purposes, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer.

     Assuming the Fund qualifies as regulated investment companies under Subchapter M, they will not owe any income taxes. On the other hand, if the Fund fails to qualify under Subchapter M, it may incur income tax liabilities, which will negatively affect its investment performance.

     Also, qualification under Subchapter M, as well as compliance with the
Section 817(h) diversification requirements, (among other things) are necessary to secure the tax treatment intended for most holders of variable annuity contracts and variable life insurance policies that are supported by the Trust. Therefore, any such failure to qualify under Subchapter M or to meet the diversification standards under Section 817(h) could have serious adverse consequences for such investors.

     For a discussion of these and other tax implications of owning a variable annuity contract or a variable life insurance policy for which the Fund serves as the investment medium, please refer to the Prospectus for such contract or policy attached at the front of this Prospectus.

     If the Fund invests substantial amounts of its assets in foreign securities, it may be able to make an election to pass through to the insurance company issuing the variable annuity contract or a variable life insurance policy any taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to the insurance company. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld, which are also passed through.

O. INFORMATION ABOUT FUND PERFORMANCE

Charges Under Variable Life Insurance and Variable Annuity Policies

     Yield and total return quotations do not reflect any charges imposed on any Separate Account or otherwise imposed pursuant to the variable life insurance policies and variable annuity contracts that are supported by the Fund. (Those charges are discussed in the prospectus for such policies or contracts.) Therefore, the yield or total return of the Fund is not comparable to that of a publicly available fund. Nor should yield or total return quotations be considered representative of the Fund's yield or total return in any future period.

P. LEGAL MATTERS

     The law firm of Foley & Lardner of Washington, D.C., advises the Trust on certain legal matters relating to the Federal securities laws.

Q. REPORTS TO CONTRACTHOLDERS

     Annual and semi-annual reports containing financial statements of the Fund, as well as any materials soliciting voting instructions for Fund shares, will be sent to variable life insurance and annuity contractowners having an interest in the Fund.

APPENDIX A

                             CORPORATE BOND RATINGS

 Moody's Investors Service, Inc., describes its ratings for corporate bonds as follows:

     . Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     . Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protection elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     . Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     . Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     . Bonds which are rated Ba have speculative elements and their future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position.

     . Bonds which are rated B generally lack characteristics of a desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     . Bonds which are rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

     . Bonds which are rated Ca are speculative in a high degree. They are often in default or have other marked shortcomings.

     . Bonds which are rated C are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

     . AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     . AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in small degree.

     . A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     . BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     . BB, B, CCC, CC, C -- Bonds rated in these categories are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     . C1 -- This rating is reserved for income bonds on which no interest is being paid.

     . D -- Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

     (a) Declaration of Trust of John Hancock Variable Series Trust I, dated February 21, 1988, included in Post-Effective Amendment No. 3 to File No. 33-2081, filed in April, 1988.

     (b) By-Laws of John Hancock Variable Series Trust I, adopted April 12, 1988, and amended and restated as of September 27, 2000, incorporated by reference to Pre-Effective Amendment No. 2 on Form N-14 (File No. 333-47686) Filed on December 6, 2000.

     (c)  Not Applicable.

     (d)

     (1) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Stock Fund, Money Market Fund, Aggressive Stock Fund, and Total Return Fund, is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1989.

     (2) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 12, 1988 relating to the Real Estate Equity and International Equity Index Funds, is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (3) Amendment No. 1 dated May 1, 1997 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, respectively, is incorporated herein by reference, to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (4) Amendment dated May 1, 1998 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1998 relating to the International Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (5) Amendment dated April 23, 1999 to Investment Management Agreements by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, April 12, 1988, April 15, 1994 and March 14, 1996, and April 14, 1998, respectively, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (6) Amendment No. 3 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Growth & Income Fund (formerly "Stock Portfolio"), Active Bond Fund (formerly "Bond Portfolio"), Money Market Fund (formerly "Money Market Portfolio"), Large Cap Growth Fund (formerly "Aggressive Stock Portfolio"), and Managed Fund (formerly "Total Return Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (7) Amendment No. 4 dated November 1, 2000 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 12, 1988, relating to the Real Estate Equity Fund (formerly "Real Estate Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (8) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 15, 1994 relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth Funds (formerly "Mid Cap Growth Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (9) Amendment No. 3, dated October 1, 2001 to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 15, 1994, relating to the Short Term Bond (formerly "Short Term U.S. Bond Portfolio"), and Small/Mid Cap Growth (formerly "Mid Cap Growth"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (10) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated March 14, 1996 relating to the Small Cap Growth, Mid Cap Growth, Small Cap Equity (formerly "Small Cap Value Portfolio"), Large/Mid Cap Value II (formerly "Mid Cap Value Portfolio"), Global Balanced (formerly "International Balanced Portfolio"), International Opportunities, Large Cap Value, Global Bond (formerly "Strategic Bond"), and Equity Index is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (11) Amendment No. 2, dated May 1, 1998, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Equity Index Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (12) Amendment No. 3, dated May 1, 1999, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Mid Cap Value Fund, and Large Cap Value Fund, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (13) Amendment No. 5, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Equity Fund (formerly "Small Cap Value Portfolio"), Global Balanced Fund (formerly "International Balanced Portfolio"), and Global Bond Fund (formerly "Strategic Bond Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (14) Amendment No. 6, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Large/Mid Cap Value II Fund (Formerly "Mid Cap Value Portfolio") and the Large Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (15) Amendment No. 7, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated March 14, 1996, relating to the Small Cap Growth Fund, Mid Cap Growth Fund, and International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (16) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 14, 1998, relating to the Small/Mid Cap CORE Fund, High Yield Bond Fund, Bond Index Fund, International Opportunities Fund (formerly "Global Equity Portfolio"), and Emerging Markets Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (17) Amendment No. 2, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company, dated April 14, 1998, relating to the High Yield Bond Fund and the Emerging Markets Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (18) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Aggressive Balanced Fund, Mid Cap Blend Fund, Large Cap Aggressive Growth Fund, Small Cap Value (formerly "Small/Mid Cap Value Portfolio"), Large Cap Value CORE Fund, International Equity Index Fund (formerly "International Equities"), Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), and Large/Mid Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (19) Amendment No. 1, dated November 1, 2000, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Fundamental Growth Fund formerly "Fundamental Mid Cap Growth Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (20) Amendment No. 2, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the Small Cap Value Fund (formerly "Small/Mid Cap Value"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (21) Amendment No. 3, dated October 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated July 28, 1999, relating to the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (22) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 21, 2001.

     (23) Amendment No. 1, dated May 1, 2001, to Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated June 1, 2000, relating to the Large Cap Value CORE II Fund (formerly "American Leaders Large Cap Value Portfolio"), and Active Bond II (formerly "Core Bond Portfolio"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (24) Investment Management Agreement by and between John Hancock Variable Series Trust I, and John Hancock Life Insurance Company dated April 30, 2001, relating to the Health Sciences Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (25) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, John Hancock Advisers, Inc., and John Hancock Life Insurance Company, relating to the Small Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (26) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company, relating to the Small Cap Equity (formerly "Small Cap Value"), Global Balanced, and Global Bond Funds, is incorporated herein by reference to the Registrant's
          Schedule 14A, filed with the Commission on September 14, 2000.

     (27) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (28) Amendment dated July 1, 2001, to Sub-Investment Management Agreement dated November 1, 2001 among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company, relating to the International Opportunities Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (29) Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, is incorporated herein by reference to Post Effective Amendment Number 16 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1997.

     (30) Amendment, dated April 14, 1998, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (31) Amendment, dated May 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (32) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 18, 1997, among John Hancock Variable Series Trust I, State Street Bank & Trust Company, and John Hancock Life Insurance Company, relating to the Equity Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (33) Sub-Investment Management Agreement, dated April 28, 1998, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company, relating to the Small/Mid Cap CORE Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (34) Sub-Investment Management Agreement, dated May 1, 1998 among John Hancock Variable Series Trust I, Independence International Associates, LLC, (formerly know as Independence International Associates, Inc.) and John Hancock Life Insurance Company, relating to the International Equity Index Fund, incorporated herein by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 3, 1999.

     (35) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (36) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Mellon Bond Associates, and John Hancock Life Insurance Company, relating to the Bond Index Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (37) Sub-Investment Management Agreement, dated April 20, 1998, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the High Yield Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

     (38) Sub-Investment Management Agreement, dated August 1, 1999, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company, relating to the Emerging Markets Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (39) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Alliance Capital Management L.P., and John Hancock Life Insurance Company, relating to the Large Cap Aggressive Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (40) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investment Management LLC (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company, relating to the Fundamental Growth Fund (formerly "Fundamental Mid Cap Growth"), incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (41) Form of Sub-Investment Management Agreement, dated May 1, 2002, among John Hancock Variable Series Trust I, T. Rowe Price International, Inc., and John Hancock Life Insurance Company relating to the International Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (42) Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (43) Amendment, dated July 1, 2001 to Sub-Investment Management Agreement, dated August 17, 1999, among John Hancock Variable Series Trust I, Goldman Sachs Asset Management, and John Hancock Life Insurance Company relating to the Large Cap Value CORE Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (44) Sub-Investment Management Agreement, dated August 12, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company relating to the Large/Mid Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (45) Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (46) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated May 1, 2001, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company relating to the Small Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (47) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Morgan Stanley Investment Management, Inc. (formerly known as "Morgan Stanley Dean Witter Investment Management Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (48) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Real Estate Equity Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (49) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (50) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management, Inc."), and John Hancock Life Insurance Company relating to the Growth & Income Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (51) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Independence Investment Management, LLC (formerly known as "Independence Investment Associates, Inc."), and John Hancock Life Insurance Company relating to the Managed Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (52) Sub-Investment Management Agreement, dated November 1, 2000, among John Hancock Variable Series Trust I, Capital Guardian Trust Company, and John Hancock Life Insurance Company relating to the Managed Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (53) Sub-Investment Management Agreement, dated April 30, 2001, among John Hancock Variable Series Trust I, Putnam Investments (formerly known as "Putnam Investment Management LLC") relating to the Health Sciences Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (54) Sub-Investment Management Agreement, dated May 1, 2001 among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance Company, relating to the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (55) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (56) Amendment, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, T. Rowe Price Associates, Inc., and John Hancock Life Insurance Company, relating to the Large Cap Value Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (57) Sub-Investment Management Agreement, dated April 29, 1988, among John Hancock Variable Series Trust I, Independence Investment Associates Inc., and John Hancock Life Insurance Company, relating to the Large Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A filed with the Commission in April, 1988.

     (58) Sub-Investment Management Agreement, dated April 15, 1994, among John Hancock Variable Series Trust I, Independence Associates Inc., and John Hancock Life Insurance Company, relating to the Short-Term Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A filed with the Commission on March 1, 1994.

     (59) Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (60) Amendment, dated July 1 to Sub-Investment Management Agreement, dated April 30, 1999, among John Hancock Variable Series Trust I, Wellington Management Company, LLP, and John Hancock Life Insurance company, relating to the Small/Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (61) Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 29, 1995.

     (62) Amendment Number 1, dated November 1, 2000, to the Sub-Investment Management Agreement, dated May 1, 1995, among John Hancock Variable Series Trust I, John Hancock Advisers, LLC (formerly known as John Hancock Advisers, Inc.), and John Hancock Life Insurance Company, related to the Active Bond Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (63) Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance company, related to the Mid Cap Growth Fund, incorporated herein by reference to Post-Effective Amendment Number 13 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

     (64) Amendment Number 1, dated June 7, 2000, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (65) Amendment Number 2, dated July 1, 2001, to Sub-Investment Management Agreement, dated March 29, 1996, among John Hancock Variable Series Trust I, Janus Capital Corporation, and John Hancock Life Insurance Company, related to the Mid Cap Growth Fund, incorporated by reference to Post-Effective Amendment No. 33 to this Registration Statement, File Nos. 33-2081 and 811-04490, filed on April 12, 2002.

     (e) Underwriting and Indemnity Agreement among John Hancock Variable Series Trust I, Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), Incorporated by reference to this file 33-2081, filed in Post-Effective Amendment No. 14 on Form N-1A on February 28, 1997.

     (f)  Not Applicable.

     (g) (1) Custodian Agreement Between John Hancock Variable Series Trust I and State Street Bank and Trust Company, dated January 30, 1995, relating to the International Equity Index and Small/Mid Cap CORE Fund, included in Post-Effective Amendment No. 10 to this File No. 33-2081, filed on March 2, 1995.

          (2) Amendment dated as of March 18, 1996 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding the Agreement to cover additional Funds, included in Post-Effective Amendment No. 13 to this File No. 33-2081, filed on April 30, 1996.

          (3) Amendment dated as of April 14, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, included in Post-Effective Amendment No. 19 to this File No. 33-2081, filed on May 1, 1998.

          (4) Form of Amendment dated as of July 28, 1999 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds included in Post-Effective Amendment No. 23 to this File No. 33-2081 filed on August 9, 1999.

          (5) Amendment dated as of December 18, 1998 to Custodian Agreement dated January 30, 1995, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing "eligible foreign custodians" within the meaning of Rule 17f-5, as amended, incorporated by reference to Post-Effective Amendment No. 24 to this File No. 33-2081, Filed on April 6, 2000.

          (6) Amendment dated as of June 27, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, expanding this agreement to cover additional Funds, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (7) Amendment dated as of July 26, 2000 to Custodian Agreement dated January 30 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, addressing the change in the sub-advisor of the Fundamental Growth Fund (formerly Fundamental-Mid Cap Growth), is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

          (8) Form of Amendment dated as of December 21, 2000 to Custodian Agreement dated January 30, 1995, as amended, between John Hancock Variable Series Trust I and State Street Bank and Trust Company, to reflect new names and new sub-advisors for multiple Funds as well as the deletion of International Opportunities II, is incorporated by reference to this File No. 33-2081, Filed on PEA No. 30 on February 21, 2001

     (h) Amendment dated April 29, 1988 to Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company, January 27, 1986, which was priorly included in Exhibit 9 to Pre-Effective Amendment No. 1 to this File No. 33-2081, filed March 13, 1986, included in Post-Effective Amendment No. 4 to this File No. 33-2081, filed in April, 1989.

     (i)  Legal opinion, to be filed by post-effective amendment.

     (j)  (1) Consent of Ernst & Young LLP, filed herewith.

     (j)  (2) Not Applicable.

     (k)  Not Applicable.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Not Applicable.

     (o)  Not Applicable.

     (p) Code of Ethics, adopted by the John Hancock Variable Series Trust I, its Investment Adviser and Principal Underwriter, revised July 19, 2001, filed herewith.

     (q) Diagram of Subsidiaries of John Hancock Financial Services, Inc., is incorporated herein by reference from the annual report of John Hancock Financial Services, Inc. filed on Form 10-K (File No. 1-15670) on March 26,
     2002).

     (r) Powers of Attorney for Elizabeth G. Cook, Diane C. Kessler, Michele G. Van Leer, Hassell H. McClellan and Robert F. Verdonck, included in Post-Effective Amendment No. 25, to this File No. 33-2081 on
     May 11, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Currently, shares of the Registrant are sold only to (1) John Hancock Variable Life Accounts U, V and S, separate investment accounts created pursuant to Massachusetts law, to fund variable life insurance policies issued by John Hancock Variable Life Insurance Company ("JHVLICO"), a stock life insurance company organized under the laws of Massachusetts; (2) John Hancock Variable Annuity Accounts H, U and V, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by John Hancock Life Insurance Company, ("John Hancock"), a life insurance company organized under the laws of Massachusetts; (3) John Hancock Variable Life Insurance Account UV, a separate investment account created pursuant to Massachusetts law to fund variable life insurance policies issued by John Hancock; (4) John Hancock Variable Annuity Account I and JF, separate investment accounts created pursuant to Massachusetts law to fund variable annuity contracts issued by JHVLICO; and
(5) Separate Account IPL-1, a separate investment account created pursuant to Delaware law to fund variable life insurance policies issued by Investors Partner Life Insurance Company, ("IPL"), a life insurance company organized under the laws of Delaware. (The ten variable accounts are hereinafter referred to as "Separate Accounts.") The purchasers of variable life insurance policies and variable annuity contracts issued in connection with such Separate Accounts will have the opportunity to instruct JHVLICO, John Hancock and IPL, respectively, with regard to the voting of the Registrant's shares held by the Separate Account as to certain matters. Subject to such voting instructions, John Hancock, JHVLICO and IPL directly control the Registrant, and the Separate Accounts currently are its sole shareholders.

Subsequently, shares of the Registrant may be sold to other separate investment accounts of John Hancock, JHVLICO and IPL. A diagram of the subsidiaries of John Hancock is incorporated by reference to Item 23(q) to this Form N-1A.

ITEM 25. INDEMNIFICATION

Reference is made to Article VI of the Registrant's By-Laws (Exhibit 2 to Post-Effective Amendment No. 3 to this Registration Statement filed in April,
1988), which provides that the Trust shall indemnify or advance any expenses to the trustees, shareholders, officers, or employees of the Trust to the extent set forth in the Declaration of Trust.

Sections 6.3 through 6.17 of the Declaration of Trust (Exhibit 1 to Post-Effective Amendment No. 3 to this Registration Statement filed in April, 1988), relate to the indemnification of trustees, shareholders, officers and employees and are hereby incorporated by reference. It is provided that the Registrant shall indemnify any Trustee made a party to any proceeding by reason of service in that capacity if the Trustee (a) acted in good faith and (b) reasonably believed, (1) in the case of conduct in the Trustee's official capacity with the Trust, that the conduct was in the best interest of the Trust and (2) in all other cases, that the conduct was at least not opposed to the best interests of the Trust, and (c) in the case of any criminal proceeding, the Trust shall indemnify the Trustee if the Trustee acted in good faith and had no reasonable cause to believe that the conduct was unlawful. Indemnification may not be made by the Trust unless authorized in each case by a determination by the Board of Trustees or by special legal counsel or by the shareholders. Neither indemnification nor advancement of expenses may be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of his office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that such person was not liable by reason of Disabling Conduct. Such latter determination may be made either (a) by the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust (as defined in the 1940 Act, as amended) nor parties to the proceeding or (b) by an independent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and at least one of three conditions is satisfied: (1) he provides security for his agreement to repay, (2) the Registrant is insured against loss by reason of lawful advances, or (3) a majority of a quorum the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is reason to believe that the Trustee or officer will be found entitled to indemnification.

Similar types of provisions dealing with the indemnification of the Registrant's officers and directors is included in several exhibits attached to the original filing and subsequent amendments to this Registration Statement: specifically,
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(k) to Post-Effective Amendment No. 13 to this Registration Statement filed April 30, 1996), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(g) to Post-Effective Amendment No. 9 to this Registration Statement filed March 1, 1994), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 5 Post-Effective Amendment No. 4 to this Registration Statement, filed in April, 1989), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(v) to Post-Effective Amendment No. 19 to this Registration Statement filed in 1998),
Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) to Post-Effective Amendment No. 23 to this Registration Statement filed on August 9, 1999), Section 14 of the Investment Management Agreement by and between John Hancock Variable Series Trust I and John Hancock Mutual Life Insurance Company (Exhibit 5(d) filed herewith). Section 15 of the Transfer Agency Agreement by and between John Hancock Variable Series Fund I, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 9 to Pre-Effective Amendment No. 1 to this Registration Statement filed March 13, 1986), and Section 6 of the Underwriting and Indemnity Agreement By and Among John Hancock Series Trust, John Hancock Distributors, Inc., and John Hancock Mutual Life Insurance Company (Exhibit 6.b to Post-Effective Amendment No. 14 to this Registration Statement filed February 28, 1997).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant's By-Laws or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the "Commission"), such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to any business and other connections of Registrant's investment adviser, John Hancock, is hereby incorporated by reference from the section of Part A of this Form N-1A (the "Prospectus") captioned "Management,"
Item 7 of Part II of John Hancock's Form ADV [filed separately with the Commission (File No. 801-8352)]. Information pertaining to any business and other connections of Registrant's sub-investment advisers, Independence Investment Associates, LLC (formerly known as Independence Investment Associates, Inc.) ("IIA"), John Hancock Advisers LLC (formerly known as John Hancock Advisers Inc. ("Advisers"), Capital Guardian Trust Company ("Capital Guardian") T. Rowe Price Associates, Inc. ("T. Rowe Price"), Janus Capital Corporation ("Janus"), T. Rowe Price International, Inc. ("Price International"), Goldman Sachs Asset Management ("Goldman Sachs"), Morgan Stanley Investment Management, Inc. (formerly known as Morgan Stanley Dean Witter Investment Management, Inc.)("Morgan Stanley"), Mellon Bond Associates, LLP ("Mellon"), Alliance Capital Management L.P. ("Alliance"), Putnam Investment Management, LLC ("Putnam"), SSgA Funds Management, Inc. (formerly State
Street Global Advisers, a divison of State Street Bank and Trust Company) ("SSgA") and Wellington Management Company, LLP ("Wellington"), is incorporated by reference from the section of the Prospectus captioned "Management" and Item 7 of Part II of the Forms ADV of IIA (File No. 801-15908), Advisers (File No. 801-8124), T. Rowe Price (File No. 801- 856), Janus (File No. 801-13991), Putnam
(File No. 801-7974), Price International (File No. 801-14713), Goldman Sachs (File No. 801-16048), Morgan Stanley (File No. 801-15757), Alliance (File No. 801-56720), Wellington (File No. 801-15908), Capital Guardian (File No. 801-60145), Mellon (File No. 801-28576) and SSgA (File No. 60103) filed separately with the Commission. The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of John Hancock, IIA, Advisers, T. Rowe Price, Janus, Goldman Sachs, Morgan Stanley, Alliance, SSgA and Wellington are hereby incorporated by reference, respectively, from Schedules A and D of John Hancock's Form ADV and from Schedules A and D of the Forms ADV of the sub-investment advisers.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Signator Investors, Inc. ("Signator") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. Signator does not act as a principal underwriter, distributor, or investment advisor for any other investment company, except that Signator serves as the principal underwriter for the separate accounts referred to in the response to Item 24 above.

     (b) The name and principal business address of each officer, director, or partner of Signator as well as their positions and offices with Signator are hereby incorporated by reference from Schedules A and D of Signator's Form BD [filed separately with the Commission (Firm CRD No. 468)]. None of the directors or partners of Signator hold positions with the Registrant.

     (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Registrant and in such capacity keeps records regarding securities in transfer, bank statements and cancelled checks.

John Hancock, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, will serve as Registrant's transfer agent and investment adviser, and, in such capacities, will keep records regarding shareholders' account records, cancelled stock certificates, and all other records required by Section 31(a) of the Act.

IIA, 53 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Growth & Income Fund, Large Cap Growth Fund, Managed Fund, Real Estate Equity Fund, International Equity Index Fund, and Short-Term Bond Fund.

Advisers, 101 Huntington Avenue, Boston, Massachusetts 02199, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Active Bond Fund, (formerly known as "Sovereign Bond") and Small Cap Growth Fund.

Alliance, 1345 Avenue of the Americas, New York, New York 10105, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Large Cap Aggressive Growth Fund.

SSgA, Two International Place, Boston, Massachusetts 02110, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Equity Index Fund.

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Small Cap Value Fund, Large Cap Value Fund, and the International Opportunities Fund.

Janus, 100 Fillmore Street, Denver, Colorado 80206, will serve as Registrant's sub-investment manager and, in such capacity, will keep records related to transactions in portfolio securities of the Mid Cap Growth Fund.

Goldman Sachs, 32 Old Slip, New York, New York 10005, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap CORE Fund, and Large Cap Value CORE Fund.

Morgan Stanley, 1221 Avenue of the Americas, New York, New York 10020, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Emerging Markets Equity Fund, and the Real Estate Equity Fund.

Mellon, One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Bond Index Fund.

T. Rowe Price International, Inc. 100 East Pratt Street, Baltimore, Maryland 21202, will serve as Registrant's interim sub-investment manager and in such capacity, will keep records related to transactions in portfolio securities of the International Opportunities B Fund (formerly Internatational Equity Fund).

Wellington, 75 State Street, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions in the portfolio securities of the Small/Mid Cap Growth, High Yield Bond Fund, Money Market Fund, and Large/Mid Cap Value Fund.

Putnam, Putnam Investment Management LLC, One Post Office Square, Boston, Massachusetts 02109, will serve as Registrant's sub-investment manager and, in such capacity, will keep the records related to transactions of the Growth & Income Fund, Fundamental Growth Fund, and Health Sciences Fund.

Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, will serve as Registrant's sub-investment manager and in such capacity, will keep the records related to transactions of the Small Cap Equity Fund, Managed Fund, Global Balanced Fund, and the Global Bond Fund.

Janus Capital Corporation, 100 Filmore Street, Denver, Colorado 80206, will serve as Registrant's sub-invested manager and, in such capacity, will keep the records related to transactions of the Mid Cap Growth Fund.

Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C., 20007-5109; serves as counsel to Registrant and, in such capacity, retains certain records of the Trust Governance Committee of Registrant.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BOSTON, AND THE COMMONWEALTH OF MASSACHUSETTS, ON THE 31st DAY OF JANUARY, 2003.

     John Hancock Variable Series Trust I

     By: /s/ Michele G. Van Leer
         -----------------------

     Michele G. Van Leer, Chairman and Chief Executive Officer

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

     SIGNATURE                       DATE

     By: /s/ Raymond F. Skiba        January 31, 2003
         --------------------

     Raymond F. Skiba
     Treasurer (Principal Financial
     and Accounting Officer)

     By: /s/ Michele G. Van Leer     January 31, 2003
         -----------------------

     Michele G. Van Leer
     Chairman and Chief Executive Officer

For himself and as attorney-in-fact for:

Elizabeth G. Cook, Trustee

Diane C. Kessler, Trustee

Robert F. Verdonck, Trustee

Hassell H. McClellan, Trustee